                                                                    EXHIBIT 99.1

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $737,974,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC2

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                              LITTON LOAN SERVICING
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

MARCH 21, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                                   TERM SHEET
                                 MARCH 21, 2003

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2003-WMC2

                           $737,974,000 (APPROXIMATE)
                               SUBJECT TO REVISION

-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
                                         WAL (YRS)     PAYMENT WINDOW    PAYMENT   INTEREST   EXPECTED   STATED       EXPECTED
    CLASS      APPROX         COUPON      (CALL/          (CALL/          DELAY     ACCRUAL    FINAL     FINAL     RATINGS (FITCH
                SIZE                     MATURITY)       MATURITY)                            MATURITY  MATURITY  / MOODY'S / S&P)
                                                                                                 (4)       (5)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS A-1  $300,000,000  LIBOR + [ ]  2.49 / 2.73   1 - 90 / 1 - 196      0     Actual/360   9/2010    2/2034     AAA/Aaa/AAA
                             (1), (2)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS A-2  $313,083,000  LIBOR + [ ]  2.44 / 2.65   1 - 90 / 1 - 193      0     Actual/360   9/2010    2/2034     AAA/Aaa/AAA
                             (1), (2)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS M-1  $ 54,878,000  LIBOR + [ ]  5.05 / 5.59  40 - 90 / 40 - 170     0     Actual/360   9/2010    2/2034      AA/Aa2/AA+
                             (1), (3)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS M-2  $ 39,737,000  LIBOR + [ ]  4.99 / 5.46  38 - 90 / 38 - 151     0     Actual/360   9/2010    2/2034       A+/A2/A+
                             (1), (3)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS B-1  $ 18,923,000  LIBOR + [ ]  4.97 / 5.30  37 - 90 / 37 - 127     0     Actual/360   9/2010    2/2034    BBB+/Baa1/BBB+
                             (1), (3)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
  CLASS B-2  $ 11,353,000  LIBOR + 300  4.95 / 5.09  37 - 90 / 37 - 108     0     Actual/360   9/2010    2/2034     BBB/Baa2/BBB
                            (1), (3),
                               (7)
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------
TOTAL        $737,974,000
OFFERED:
-----------  ------------  -----------  -----------  ------------------  -------  ----------  --------  --------  ----------------

1)    Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A-1 and A-2 Certificates will increase to 2x their respective margins.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates will increase to 1.5x their respective margins.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)    Assumes longest dated collateral plus one year

6)    Assumes 3/28/03 settlement date

7) The coupon for the Class B-2 Certificates will be as set forth above. The price will vary depending on the pricing discount margin.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE

Scott Soltas                    212-449-3659      ssoltas@exchange.ml.com
Vince Mora                      212-449-1437      vmora@exchange.ml.com
Charles Sorrentino              212-449-3659      csorrentino@exchange.ml.com

GLOBAL ASSET BACKED FINANCE

Matt Whalen                     212-449-0752      mwhalen@exchange.ml.com
Paul Park                       212-449-6380      ppark@exchange.ml.com
Ted Bouloukos                   212-449-5029      tbouloukos@exchange.ml.com
Alan Chan                       212-449-8140      alanchan@exchange.ml.com
Alice Chang                     212-449-1701      achang1@exchange.ml.com
Amanda DeZutter                 212-449-0425      adezutter@exchange.ml.com

ABS RESEARCH

Glenn Costello                  212-449-4457      gcostello@exchange.ml.com

MOODY'S

Joseph Grohotolski              212-553-4619      joseph.grohotolski@moodys.com

FITCH

Gad Nahmias                     212-908-0633      gad.nahmias@fitchratings.com
Scott Seewald                   212-908-0838      scott.seewald@fitchratings.com

STANDARD & POOR'S

Leslie Albergo                  212-438-2381      leslie_albergo@sandp.com
Dan Tegen                       212-438-8432      dan_tegen@sandp.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

TITLE OF OFFERED         Merrill Lynch Mortgage Investors, Inc., Mortgage Loan
CERTIFICATES             Asset-Backed Certificates Series 2003-WMC2, consisting
                         of:

                         Class A-1 and Class A-2 Certificates (collectively, the "Class A Certificates"),
                         Class M-1 and Class M-2 Certificates (collectively, the "Class M Certificates"),
                         Class B-1 and Class B-2 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS             Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                         Countrywide Securities Corporation and J.P. Morgan
                         Securities Inc.

DEPOSITOR                Merrill Lynch Mortgage Investors, Inc.

SELLER                   Merrill Lynch Mortgage Capital Inc.

ORIGINATOR               WMC Mortgage Corp.

SERVICER                 Litton Loan Servicing

TRUSTEE                  Wells Fargo Bank Minnesota, N.A.

CUT-OFF DATE             March 1, 2003

PRICING DATE             On or about March 24, 2003

CLOSING DATE             On or about April 3, 2003

DISTRIBUTION DATES       Distribution of principal and interest on the
                         certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in April 2003.

ERISA CONSIDERATIONS     The offered certificates will be ERISA eligible as of
                         the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                         Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT         The offered certificates will not constitute
                         "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS               For federal income tax purposes, the Trust Fund will
                         include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                         ("REMIC").

OPTIONAL TERMINATION     The Trustee has the option to terminate the trust when
                         the aggregate stated principal balance of the Mortgage
                         Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicers in the performance of their servicing obligations.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

MORTGAGE LOANS           The mortgage pool will consist of fixed rate and
                         adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by Litton Loan Servicing, LP. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $322,700 if a single-unit property (or $484,050 if the property is located in Hawaii or Alaska), $413,100 if a two-unit property (or $619,650 if the property is located in Hawaii or Alaska), $499,300 if a three-unit property
                         (or $748,950 if the property is located in Hawaii or Alaska), or $620,500 if a four-unit property (or
                         $930,750 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $161,350 (or $242,025 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE          Approximately $737,974,000

ADMINISTRATIVE FEES      The Servicer will be paid fees aggregating
                         approximately 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS      1.   Excess interest
                         2.   Over-Collateralization
                         3.   Subordination

EXCESS INTEREST          Excess interest cashflow will be available as credit
                         enhancement.

OVER-COLLATERALIZATION   The over-collateralization ("O/C") amount is equal to
                         the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately
                         2.50% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 2.50% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                         Initial: Approximately 2.50% of original balance
                         Target:  2.50% of original balance before stepdown,
                                  5.00% of current balance after stepdown
                         Floor:   0.50% of original balance

                         (PRELIMINARY AND SUBJECT TO REVISION)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

SUBORDINATION (1):             CLASSES        RATING (F/M/S)      SUBORDINATION
                               -------        --------------      -------------
                               Class A         [AAA/Aaa/AAA]         19.00%
                              Class M-1         [AA/Aa2/AA+]         11.75%
                              Class M-2          [A+/A2/A+]           6.50%
                              Class B-1      [BBB+/Baa1/BBB+]         4.00%
                              Class B-2       [BBB/Baa2/BBB]          2.50%

CLASS SIZES:                   CLASSES        RATING (F/M/S)       CLASS SIZES
                               -------        --------------       -----------
                               Class A         [AAA/Aaa/AAA]         81.00%
                              Class M-1         [AA/Aa2/AA+]          7.25%
                              Class M-2          [A+/A2/A+]           5.25%
                              Class B-1      [BBB+/Baa1/BBB+]         2.50%
                              Class B-2       [BBB/Baa2/BBB]          1.50%

INTEREST ACCRUAL         Interest will initially accrue from the Closing Date to
                         (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

MORTGAGE LOANS           Fixed rate and adjustable rate, first and second lien,
                         sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $756,897,316 originated by WMC.

COUPON STEP UP           If the 10% clean-up call for the Certificates is not
                         exercised on the first distribution date on which it is exercisable, (i) the margins on the Class A-1 and Class
                         A-2 Certificates will increase to 2x their respective margins, and (ii) the margins on the Class M-1, Class
                         M-2, Class B-1 and Class B-2 Certificates will increase to 1.5x their respective margins.

AVAILABLE FUNDS CAP      The pass-through rates of the Certificates will be
                         subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Such reimbursement will be paid only on a subordinated basis. "Net
                         Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT             The trust fund will own a one-month LIBOR cap contract
                         purchased for the benefit of the offered certificates.
                         The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 39. Payments received on the cap contract will be available to pay interest to the holders of the offered certificates, up to the amount of interest shortfalls on such certificates at rates in excess of the Available Funds Cap, as described herein.

(1)The subordination includes the initial over-collateralization level of 2.50%.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

MAXIMUM RATE CAP         The pass-through rate of the Certificates will also be
                         subject to the "Maximum Rate Cap", which is a per annum rate equal to, on each distribution date, the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and the net mortgage rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT  If on any Distribution Date the pass-through rate is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

CASHFLOW PRIORITY        1.    Repayment of any unreimbursed Servicer advances.
(Preliminary and         2.    Servicing Fees.
Subject to Revision)     3.    Available interest funds, as follows: monthly
                               interest, including any unpaid monthly interest from prior months, concurrently, to the Class A
                               Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2
                               Certificates, then to the Class B-1 Certificates
                               and then to the Class B-2 Certificates.
                         4.    Available principal funds, as follows: monthly
                               principal to the Class A Certificates as
                               described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class B-1
                               Certificates and then monthly principal to the Class B-2 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                         5.    Excess interest in the order as described under
                               "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                         6.    Excess interest to pay subordinate principal
                               shortfalls.
                         7.    Excess interest to pay Carryover resulting from
                               imposition of the Available Funds Cap.
                         8.    Any remaining amount will be paid in accordance
                               with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

PRINCIPAL PAYDOWN

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

      Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

      Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

      After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amounts referred to in (i) and (ii) above will be distributed sequentially to the Class M-1, Class M-2, Class B-1, and Class B-2 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A-1 and Class A-2 Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class B-1 Certificates, and fifth to the Class B-2 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

                  CLASS A                            38.00%*
                  CLASS M-1                          23.50%*
                  CLASS M-2                          13.00%*
                  CLASS B-1                           8.00%*
                  CLASS B-2                           5.00%*
                  *includes overcollateralization

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the April 2006 Distribution Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Senior
DISTRIBUTION DATE             Enhancement Percentage (i.e., the sum of the
                              outstanding principal balance of the subordinate
                              Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage
                              Loans) is greater than or equal to the Senior
                              Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                              38.00%
                              or
                              (16.50%+2.50%)*2

TRIGGER EVENT                 The situation that exists with respect to any
                              Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal
                              Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal
                              Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 40.00% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized
                              Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off
                              Date exceeds the Required Loss Percentage.

                              DISTRIBUTION DATE OCCURRING          LOSS PERCENTAGE
                              ---------------------------          ---------------
                              April 2006 - March 2007              2.75% with respect to April 2006, plus an additional 1/12th of
                                                                   1.75% for each month thereafter
                              April 2007 - March 2008              4.50% with respect to April 2007, plus an additional 1/12th of
                                                                   1.25% for each month thereafter
                              April 2008 - March 2009              5.75% with respect to April 2008, plus an additional 1/12th of
                                                                   0.75% for each month thereafter
                              April 2009 - March 2010              6.50% with respect to April 2009, plus an additional 1/12th of
                                                                   0.25% for each month thereafter
                              April 2010 and thereafter            6.75%

PROSPECTUS                    The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES          The following tables describe the mortgage loans
                              and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                             $756,897,316
Aggregate Original Principal Balance                                $758,710,922
Number of Mortgage Loans                                                   4,637
--------------------------------------------------------------------------------

-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM          AVERAGE (1)
                                 -------       -------          -----------
Original Principal Balance       $13,900       $787,500           $163,621
Outstanding Principal
Balance                          $13,892       $784,187           $163,230
-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                 -------       -------      --------------------
Original Term (mos)                120           360                343
Stated Remaining Term (mos)        118           359                341
Loan Age (mos)                      1             15                 3
Current Interest Rate             5.000%       13.990%             7.812%
Initial Interest Rate Cap(4)      1.000%        5.000%             1.813%
Periodic Rate Cap(4)              1.000%        6.500%             1.004%
Gross Margin(4)                   2.500%        9.500%             6.110%
Maximum Mortgage Rate(4)          8.170%       18.990%            14.030%
Minimum Mortgage Rate(4)          5.000%       11.365%             7.536%
Months to Roll(4)                   3             59                 27
Original Loan-to-Value(5)         17.00%       100.00%             83.05%
Credit Score (3)                   500           812                640
-------------------------------  ------------  -----------  --------------------

---------------------------  ---------------------------------  ----------------
                             EARLIEST                            LATEST
                             --------                            ------
Maturity Dates               01/2013                            02/2033
---------------------------  ---------------------------------  ----------------

--------------------------------  ------------------------------
      LIEN POSITION               PERCENT OF MORTGAGE POOL
      -------------               ------------------------
1st                                                      92.08%
2nd                                                       7.92%
--------------------------------  ------------------------------

--------------------------------  ------------------------------
        OCCUPANCY                 PERCENT OF MORTGAGE POOL
        ---------                 ------------------------
Primary                                                  94.62%
Second home                                               1.20%
Investment                                                4.18%
--------------------------------  ------------------------------

--------------------------------  ------------------------------
        LOAN TYPE                 PERCENT OF MORTGAGE POOL
        ---------                 ------------------------
ARM                                                      79.03%
FRM                                                      20.97%
--------------------------------  ------------------------------

-------------------------------------  --------------------------
    YEAR OF ORIGINATION                PERCENT OF MORTGAGE POOL
    -------------------                ------------------------
2002                                                     100.00%
-------------------------------------  --------------------------

-------------------------------------  --------------------------
        LOAN PURPOSE                   PERCENT OF MORTGAGE POOL
        ------------                   ------------------------
Purchase                                                  48.04%
Cash Out Refi                                             44.14%
Rate/Term Refi                                             7.82%
-------------------------------------  --------------------------

-------------------------------------  --------------------------
       PROPERTY TYPE                   PERCENT OF MORTGAGE POOL
       -------------                   ------------------------
PUD                                                       12.63%
Single family Residence                                   73.97%
2-4 family                                                 4.72%
Condominium                                                8.63%
Manufactured Housing                                       0.05%
-------------------------------------  --------------------------

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL    FULL
RANGE OF MORTGAGE RATES        LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV       DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
6.500% or less                   448      $112,614,668        14.88%      6.24%    678.21   $251,372   78.50%     65.88%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
6.501% to 7.000%                 624       142,824,377        18.87       6.88     653.46    228,885   80.04      58.66
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
7.001% to 7.500%                 623       132,937,777        17.56       7.37     643.16    213,383   81.72      52.75
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
7.501% to 8.000%                 712       135,358,475        17.88       7.86     629.06    190,110   83.26      48.90
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
8.001% to 8.500%                 416        71,374,356         9.43       8.36     609.52    171,573   83.60      50.28
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
8.501% to 9.000%                 482        70,073,648         9.26       8.85     608.54    145,381   85.42      55.30
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
9.001% to 9.500%                 199        23,555,443         3.11       9.33     607.07    118,369   85.53      53.18
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
9.501% to 10.000%                209        18,246,754         2.41       9.83     620.18     87,305   88.73      65.07
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
10.001% to 10.500%                61         4,256,109         0.56      10.34     613.82     69,772   90.45      67.82
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
10.501% to 11.000%               154         9,341,226         1.23      10.88     653.88     60,657   95.02      45.54
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
11.001% to 11.500%               480        27,036,898         3.57      11.26     658.31     56,327   98.78      26.42
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
11.501% to 12.000%                60         2,721,280         0.36      11.88     654.42     45,355   98.79      43.41
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
12.001% to 12.500%                47         1,787,792         0.24      12.38     670.70     38,038   99.62      11.07
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
12.501% to 13.000%                64         2,342,714         0.31      12.96     664.48     36,605   99.53      14.75
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
13.001% to 13.500%                54         2,255,787         0.30      13.29     637.06     41,774   99.41      36.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
13.501% to 14.000%                 4           170,013         0.02      13.90     624.00     42,503  100.00      18.45
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230   83.05%     54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  -------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.812% per annum.

REMAINING MONTHS TO
STATED MATURITY

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
 RANGE OF REMAINING          MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
MONTHS TO STATED MATURITY      LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
109 to 120                         1      $    116,632         0.02%      6.99%    562.00   $116,632      36.00%  100.00%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
169 to 180                     1,190        69,231,594         9.15      10.43     664.52     58,178      95.19    42.17
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
229 to 240                         4           659,010         0.09       7.67     610.36    164,752      74.94   100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
337 to 348                         3           417,406         0.06       7.70     615.11    139,135      78.31    72.60
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
349 to 360                     3,439       686,472,675        90.70       7.55     638.03    199,614      81.84    55.34
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%   54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 341 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
RANGE OF ORIGINAL            NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
MORTGAGE LOAN PRINCIPAL      MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
BALANCES                       LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$50,000 or less                  684      $ 23,821,920         3.15%     10.79%    654.20   $ 34,827      95.75%    46.77%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$50,001 to $100,000            1,078        79,692,158        10.53       9.22     633.62     73,926      87.53     57.09
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$100,001 to $150,000             801       100,866,970        13.33       8.13     627.16    125,926      83.34     61.51
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$150,001 to $200,000             619       107,909,944        14.26       7.64     630.66    174,329      81.53     55.72
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$200,001 to $250,000             522       117,093,012        15.47       7.45     637.08    224,316      82.25     54.24
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$250,001 to $300,000             338        92,326,513        12.20       7.47     642.91    273,155      82.58     51.39
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$300,001 to $350,000             223        71,943,274         9.51       7.40     647.13    322,616      83.11     51.59
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$350,001 to $400,000             166        62,161,220         8.21       7.43     648.99    374,465      81.67     47.94
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$400,001 to $450,000              74        31,487,737         4.16       7.35     645.10    425,510      83.01     59.31
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$450,001 to $500,000              72        34,198,395         4.52       7.11     667.72    474,978      80.87     59.52
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$500,001 to $550,000              20        10,656,893         1.41       6.95     664.39    532,845      72.77     59.79
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$550,001 to $600,000              21        12,072,509         1.59       7.04     654.19    574,881      78.11     38.42
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$600,001 to $650,000              10         6,247,378         0.83       7.01     659.92    624,738      79.41     10.35
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$650,001 to $700,000               5         3,373,988         0.45       6.64     666.38    674,798      75.87     39.20
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$700,001 to $750,000               2         1,496,409         0.20       6.50     669.97    748,205      77.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
$750,001 to $800,000               2         1,548,997         0.20       6.36     626.38    774,498      77.47      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,892 to approximately $784,187 and the average outstanding principal balance of the Mortgage Loans was approximately $163,230

PRODUCT TYPES

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
PRODUCT TYPES                  LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
2/28                           2,374      $477,655,668        63.11%      7.64%    636.54   $201,203      82.35%    52.23%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
3/27                             209        43,863,564         5.80       7.33     641.50    209,874      82.01     60.70
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
5/25                             360        75,593,544         9.99       7.02     645.51    209,982      81.94     63.59
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
6-month LIBOR                      5         1,075,496         0.14       7.22     615.81    215,099      81.04     70.69
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL ARM:                     2,948      $598,188,272        79.03%      7.54%    638.00   $202,913      82.27%    54.32%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FRM 10 Yr                          1           116,632         0.02       6.99     562.00    116,632      36.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FRM 15 Yr                         76         9,541,500         1.26       7.39     643.10    125,546      71.86     55.25
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FRM 20 Yr                          4           659,010         0.09       7.67     610.36    164,752      74.94    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FRM 30 Yr                        495        88,765,789        11.73       7.63     638.05    179,325      78.89     62.25
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FRM Balloon 15/30              1,113        59,626,114         7.88      10.92     668.01     53,572      98.96     40.12
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL FRM:                     1,689      $158,709,044        20.97%      8.85%    649.44    $93,966      85.96%    53.70%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
STATE DISTRIBUTIONS OF       MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
MORTGAGED PROPERTIES           LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
AR                                 6      $    336,433         0.04%      8.54%    603.69   $ 56,072      89.59%    68.71%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
AZ                               204        24,859,671         3.28       8.06     630.85    121,861      83.82     55.94
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
CA                             2,461       463,210,270        61.20       7.62     649.84    188,220      82.72     51.06
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
CO                                67        10,334,998         1.37       7.95     629.08    154,254      84.21     59.50
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
CT                                26         4,835,452         0.64       7.97     637.21    185,979      81.43     59.25
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
DE                                 5           747,988         0.10       8.15     581.68    149,598      84.70    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
FL                               160        20,778,937         2.75       8.35     634.35    129,868      84.39     50.47
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
GA                                 7         2,484,044         0.33       7.57     660.60    354,863      88.42     58.72
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
IA                                 8           605,523         0.08       8.22     622.27     75,690      86.76     85.98
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
ID                                 4           415,025         0.05       7.71     594.89    103,756      78.24     56.11
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
IL                                80        12,741,499         1.68       8.02     621.60    159,269      83.46     53.80
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
IN                                22         2,092,692         0.28       8.83     620.24     95,122      89.14     69.09
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
KS                                15         1,448,534         0.19       8.28     585.00     96,569      84.51    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
KY                                 4           241,614         0.03       8.58     594.86     60,403      90.92     93.76
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
LA                                65         7,078,851         0.94       8.05     608.39    108,905      86.12     62.11
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MA                                41         7,755,276         1.02       8.01     606.33    189,153      76.75     69.84
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MD                                98        16,525,145         2.18       8.09     617.67    168,624      86.37     58.56
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
ME                                 3           209,003         0.03       8.38     585.07     69,668      76.27    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MI                               117        12,268,953         1.62       8.62     619.42    104,863      85.43     67.92
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MN                                46         5,562,540         0.73       7.83     612.95    120,925      83.93     72.70
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MO                                28         3,251,573         0.43       7.90     622.18    116,128      88.00     64.14
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MS                                32         2,546,083         0.34       8.63     602.97     79,565      85.29     63.75
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
MT                                16         2,393,210         0.32       7.92     622.61    149,576      88.23     59.65
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NC                                37         4,218,629         0.56       8.53     626.99    114,017      83.59     67.09
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NE                                 2           199,899         0.03       9.62     637.88     99,949      98.12     37.47
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NH                                 8           892,586         0.12       8.64     627.58    111,573      86.90     60.42
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NJ                                80        11,827,781         1.56       7.85     622.91    147,847      83.27     66.33
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NM                                 4           523,877         0.07       8.44     588.96    130,969      78.24     39.97
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NV                                51         6,996,747         0.92       8.20     645.33    137,191      85.07     62.56
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
NY                               201        41,743,242         5.52       7.85     629.64    207,678      79.19     53.56
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
OH                                35         4,681,528         0.62       7.68     620.84    133,758      84.46     62.41
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
OK                                19         1,433,393         0.19       8.56     588.79     75,442      83.86     72.55
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
OR                                24         3,612,879         0.48       7.80     641.25    150,537      83.58     63.48
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
PA                               158        17,796,847         2.35       8.47     601.19    112,638      85.58     64.37
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
RI                                 5           731,352         0.10       8.61     653.59    146,270      89.77     38.59
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
SC                                27         3,622,283         0.48       7.80     638.77    134,159      84.19     82.25
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
SD                                 1            85,765         0.01       6.50     631.00     85,765      65.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TN                                75         7,314,985         0.97       8.15     616.39     97,533      84.44     62.05
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TX                               171        20,721,643         2.74       8.17     639.26    121,179      82.36     50.98
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
UT                                57         5,599,443         0.74       8.10     660.04     98,236      86.58     54.53
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
VA                               107        15,216,675         2.01       8.22     631.68    142,212      83.64     44.36
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
VT                                 3           322,898         0.04       8.42     553.49    107,633      71.31     57.96
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
WA                                28         3,694,811         0.49       7.88     630.83    131,958      86.26     88.62
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
WI                                24         2,278,476         0.30       8.28     600.08     94,936      85.74     69.54
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
WV                                 2           180,228         0.02       9.99     548.34     90,114      87.02    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
WY                                 3           478,036         0.06       7.06     612.34    159,345      85.54    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

(1) No more than approximately 0.63% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
RANGE OF ORIGINAL            MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
LOAN-TO-VALUE RATIOS           LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
50.00% or less                    70      $  9,628,462         1.27%      7.45%    614.01   $137,549      41.27%    47.15%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
50.01% to 55.00%                  23         3,383,004         0.45       7.82     607.35    147,087      53.48     26.27
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
55.01% to 60.00%                  41         6,909,899         0.91       7.09     625.29    168,534      58.48     60.36
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
60.01% to 65.00%                  79        14,296,394         1.89       7.34     624.45    180,967      63.36     39.90
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
65.01% to 70.00%                 159        32,412,900         4.28       7.38     615.69    203,855      69.17     50.27
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
70.01% to 75.00%                 219        43,934,641         5.80       7.42     618.08    200,615      73.88     51.01
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
75.01% to 80.00%               1,557       327,763,831        43.30       7.36     653.93    210,510      79.79     45.37
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
80.01% to 85.00%                 365        64,141,152         8.47       7.88     598.82    175,729      84.36     72.21
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
85.01% to 90.00%                 585       109,522,096        14.47       7.80     625.97    187,217      89.56     66.56
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
90.01% to 95.00%                 426        71,360,429         9.43       8.11     639.30    167,513      94.74     71.20
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
95.01% to 100.00%              1,113        73,544,507         9.72      10.14     672.65     66,078      99.94     50.92
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316         1.00       7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.05%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 7.92% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.69%.

CREDIT SCORES

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
RANGE OF CREDIT SCORES         LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
451 to 500                         6      $  1,111,849         0.15%      8.82%    500.00   $185,308      81.38%   100.00%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
501 to 550                       372        54,287,699         7.17       8.54     529.32    145,935      77.99     80.87
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
551 to 600                       716       121,018,115        15.99       8.05     577.50    169,020      82.21     74.22
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
601 to 650                     1,553       252,479,076        33.36       7.85     627.01    162,575      83.56     56.70
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
651 to 700                     1,340       214,228,608        28.30       7.67     671.68    159,872      83.66     38.26
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
701 to 750                       507        86,823,379        11.47       7.45     721.69    171,249      84.30     42.64
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
751 to 800                       140        26,203,406         3.46       7.21     766.27    187,167      83.68     49.03
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
801 to 850                         3           745,184         0.10       6.08     807.55    248,395      72.58     48.48
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316      100.00%      7.81%     640.40   $163,230     83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

CREDIT GRADE

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
CREDIT GRADE                   LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
AA                             2,140      $358,167,505        47.32%      7.59%    685.08   $167,368      83.89%    40.25%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
A                              1,266       197,322,925        26.07       7.92     626.41    155,863      84.08     58.41
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
A-                               412        69,155,281         9.14       7.91     609.24    167,853      83.66     68.08
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
B                                418        63,450,458         8.38       8.37     545.04    151,795      78.06     80.20
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
B+                               357        62,116,432         8.21       7.97     568.41    173,996      80.37     74.90
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
C                                 44         6,684,715         0.88       8.64     555.71    151,925      73.19     93.76
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
DOCUMENTATION                  LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Full                           2,363      $378,144,457        49.96%      7.65%    625.64   $160,027      83.82%   100.00%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Stated                         1,548       245,211,408        32.40       8.04     663.37    158,405      81.08      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Limited                          229        46,960,803         6.20       7.64     637.60    205,069      84.86      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Lite                             193        32,656,621         4.31       8.01     629.41    169,205      83.72      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Alternative                      156        32,037,458         4.23       7.61     634.95    205,368      86.06    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Streamline                       148        21,886,569         2.89       8.32     668.44    147,882      82.27      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
RANGE OF MARGINS               LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
2.001% to 2.500%                   1      $    219,636         0.04%      8.99%    503.00   $219,636      80.00%   100.00%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
3.001% to 3.500%                   1           470,263         0.08       6.50     647.00    470,263      80.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
4.001% to 4.500%                  32         7,499,987         1.25       6.52     672.04    234,375      71.73     46.91
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
4.501% to 5.000%                 380        87,298,369        14.59       6.77     666.23    229,733      79.25     72.14
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
5.001% to 5.500%                 475       110,368,517        18.45       7.13     668.36    232,355      79.45     35.41
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
5.501% to 6.000%                 478       104,469,389        17.46       7.32     641.58    218,555      80.58     43.61
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
6.001% to 6.500%                 460        90,839,909        15.19       7.63     625.86    197,478      83.53     56.82
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
6.501% to 7.000%                 476        88,774,203        14.84       7.92     623.73    186,500      85.70     58.22
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
7.001% to 7.500%                 256        46,657,288         7.80       8.19     609.47    182,255      85.14     60.17
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
7.501% to 8.000%                 352        56,441,773         9.44       8.65     595.02    160,346      86.82     68.52
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
8.001% to 8.500%                  25         3,916,849         0.65       8.79     581.04    156,674      86.90     61.75
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
8.501% to 9.000%                   9           926,008         0.15       9.29     590.85    102,890      87.87     88.32
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
9.001% to 9.500%                   3           306,081         0.05       9.83     553.92    102,027      88.06    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         2,948      $598,188,272       100.00%      7.54%    638.00   $202,913      82.27%    54.32%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.110% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
RANGE OF MAXIMUM             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
MORTGAGE RATES                 LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
13.000% or less                  397      $100,126,180        16.74%      6.24%    677.24   $252,207      79.26%    65.20%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
13.001% to 13.500%               515       120,302,489        20.11       6.88     653.93    233,597      81.03     56.49
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
13.501% to 14.000%               512       111,106,118        18.57       7.37     644.23    217,004      82.54     51.07
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
14.001% to 14.500%               603       116,796,797        19.53       7.86     629.69    193,693      83.50     46.98
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
14.501% to 15.000%               340        61,895,842        10.35       8.36     607.79    182,047      83.99     51.16
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
15.001% to 15.500%               338        57,589,741         9.63       8.84     599.78    170,384      84.47     53.93
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
15.501% to 16.000%               133        18,354,592         3.07       9.32     595.11    138,004      84.50     51.58
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
16.001% to 16.500%                74         8,582,685         1.43       9.84     581.76    115,982      83.03     63.42
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
16.501% to 17.000%                23         2,022,764         0.34      10.36     559.57     87,946      85.28     86.43
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
17.001% to 17.500%                 8         1,021,509         0.17      10.92     609.51    127,689      76.81     51.05
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
17.501% to 18.000%                 4           269,730         0.05      11.21     547.56     67,433      73.95     28.30
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
18.501% to 19.000%                 1           119,826         0.02      10.99     536.00    119,826      75.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         2,948      $598,188,272       100.00%      7.54%    638.00   $202,913      82.27%    54.32%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.030% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
NEXT ADJUSTMENT DATE           LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
06/01/2003                         2      $    437,290         0.07%      6.89%    615.68   $218,645      82.79%    27.92%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
07/01/2003                         3           638,206         0.11       7.45     615.91    212,735      79.83    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
12/01/2003                         1           114,381         0.02       8.00     684.00    114,381      80.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
01/01/2004                         1            99,720         0.02       8.59     673.00     99,720      90.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
07/01/2004                         1           453,735         0.08       8.50     629.00    453,735      95.00    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
08/01/2004                         1           106,695         0.02       7.99     612.00    106,695      65.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
09/01/2004                         5         1,022,897         0.17       8.18     675.55    204,579      82.10     37.42
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
10/01/2004                        10         2,354,528         0.39       7.45     637.19    235,453      79.72     45.69
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
11/01/2004                       251        48,468,744         8.10       7.65     633.99    193,103      82.31     49.15
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
12/01/2004                     1,160       234,032,242        39.12       7.66     636.94    201,752      82.53     51.27
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
01/01/2005                       942       190,207,036        31.80       7.61     636.23    201,918      82.13     54.51
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
02/01/2005                         1           427,167         0.07       7.25     675.00    427,167      95.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
08/01/2005                         1            63,980         0.01       9.25     601.00     63,980      65.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
09/01/2005                         1            77,726         0.01       8.75     735.00     77,726      80.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
11/01/2005                        19         4,516,337         0.76       7.65     640.54    237,702      81.69     44.82
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
12/01/2005                       116        24,565,355         4.11       7.31     645.78    211,770      82.35     61.22
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
01/01/2006                        73        15,008,691         2.51       7.26     636.28    205,599      81.71     63.70
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
11/01/2007                        39        10,297,522         1.72       6.88     646.77    264,039      83.77     60.54
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
12/01/2007                       196        38,718,812         6.47       6.95     652.03    197,545      82.26     66.19
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
01/01/2008                       124        26,454,376         4.42       7.17     636.06    213,342      80.80     61.27
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
02/01/2008                         1           122,833         0.02       8.99     519.00    122,833      69.00      0.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         2,948      $598,188,272       100.00%      7.54%    638.00   $202,913      82.27%    54.32%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        MORTGAGE POOL COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
LOAN PURPOSE                   LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Purchase                       2,407      $363,608,539        48.04%      7.97%    663.01   $151,063      85.16%    45.06%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Cash Out Refinance             1,879       334,109,722        44.14       7.66     620.14    177,813      80.80     61.23
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Rate-Term Refinance              351        59,179,055         7.82       7.68     615.88    168,601      82.78     70.58
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

PROPERTY TYPE

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
PROPERTY TYPE                  LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
PUD                              514      $ 95,610,072        12.63%      7.85%    640.30   $186,012      83.45%    56.01%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Single Family Residence        3,444       559,843,391        73.97       7.81     637.81    162,556      83.09     55.30
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
2-4 family                       189        35,753,826         4.72       7.98     654.58    189,174      80.94     50.56
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Condominium                      485        65,309,108         8.63       7.71     655.13    134,658      83.29     43.77
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Manufactured Housing               5           380,920         0.05       7.51     613.88     76,184      77.33    100.00
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

OCCUPANCY

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
OCCUPANCY                      LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Primary                        4,382      $716,191,818        94.62%      7.82%    638.65   $163,439      83.20%    54.30%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Investment                       202        31,642,323         4.18       7.72     669.37    156,645      79.59     57.34
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
Second/Vacation                   53         9,063,176         1.20       7.52     677.94    171,003      82.70     34.41
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
                                            AGGREGATE
                             NUMBER OF      PRINCIPAL      PERCENT OF  WEIGHTED   WEIGHTED
                             MORTGAGE        BALANCE        MORTGAGE    AVERAGE   AVERAGE   AVERAGE    ORIGINAL     FULL
PREPAYMENT PENALTY TERM        LOANS       OUTSTANDING        POOL      COUPON      FICO    BALANCE      LTV        DOC
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
None                             730      $104,850,553        13.85%      8.35%    644.64   $143,631      82.70%    44.75%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
12 Months                        214        49,612,769         6.55       7.66     647.71    231,835      80.67     53.47
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
24 Months                      2,402       417,103,855        55.11       7.73     636.50    173,649      83.56     54.18
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
36 Months                      1,152       165,282,866        21.84       7.71     645.90    143,475      83.17     59.53
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
60 Months                        139        20,047,274         2.65       7.79     636.02    144,225      78.92     61.51
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------
TOTAL:                         4,637      $756,897,316       100.00%      7.81%    640.40   $163,230      83.05%    54.19%
-------------------------  ------------  ---------------  -----------  ---------  --------  --------  ----------  --------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                             $370,373,924
Aggregate Original Principal Balance                                $371,303,114
Number of Mortgage Loans                                                   2,602
--------------------------------------------------------------------------------

-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM          AVERAGE (1)
                                 -------       -------          -----------
Original Principal Balance       $15,000       $476,000          $142,699
Outstanding Principal            $14,981       $474,634          $142,342
Balance
-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                 -------       -------      --------------------
Original Term (mos)                180           360                 336
Stated Remaining Term (mos)        174           359                 334
Loan Age (mos)                      1            15                   3
Current Interest Rate            5.250%        12.990%             7.951%
Initial Interest Rate
CAP(4)                           1.000%        3.000%              1.799%
Periodic Rate Cap(4)             1.000%        3.000%              1.004%
Gross Margin(4)                  4.125%        7.990%              6.047%
Maximum Mortgage Rate(4)         8.170%        17.724%             14.025%
Minimum Mortgage Rate(4)         5.250%        11.224%             7.537%
Months to Roll(4)                   3            59                  26
Original Loan-to-Value(5)        17.00%        100.00%             83.93%
Credit Score (3)                   500           801                 641
-------------------------------  ------------  -----------  --------------------

------------------------------   ----------------------------  -----------------
                                 EARLIEST                      LATEST
                                 --------                      ------
Maturity Dates                   09/2017                       02/2033
------------------------------   ----------------------------  -----------------

------------------------------------  -----------------------------------
      LIEN POSITION                   PERCENT OF MORTGAGE POOL
      -------------                   ------------------------
1st                                                               87.93%
2nd                                                               12.07%
------------------------------------  -----------------------------------

------------------------------------  -----------------------------------
        OCCUPANCY                     PERCENT OF MORTGAGE POOL
        ---------                     ------------------------
Primary                                                           94.61%
Second home                                                        1.22%
Investment                                                         4.17%
------------------------------------  -----------------------------------

------------------------------------  -----------------------------------
        LOAN TYPE                     PERCENT OF MORTGAGE POOL
        ---------                     ------------------------
ARM                                                               77.30%
FRM                                                               22.70%
------------------------------------  -----------------------------------

-------------------------------  ---------------------------
    YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
    -------------------          ------------------------
2002                                                100.00%
-------------------------------  ---------------------------

-------------------------------  ---------------------------
       LOAN PURPOSE              PERCENT OF MORTGAGE POOL
       ------------              ------------------------
Purchase                                             51.10%
Cash Out Refi                                        41.08%
Rate/Term Refi                                        7.82%
-------------------------------  ---------------------------

-------------------------------  ---------------------------
       PROPERTY TYPE             PERCENT OF MORTGAGE POOL
       -------------             ------------------------
PUD                                                  10.48%
Single Family Residence                              73.37%
2-4 family                                            6.20%
Condominium                                           9.91%
Manufactured Housing                                  0.04%
-------------------------------  ---------------------------

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

RANGE OF MORTGAGE RATES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
RANGE OF MORTGAGE RATES           LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.500% or less                       216      $ 42,239,537        11.40%        6.26%      672.95    $195,553      78.30%    61.71%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.501% to 7.000%                     344        67,937,869        18.34         6.88       655.50     197,494      79.76     57.51
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.001% to 7.500%                     372        71,596,506        19.33         7.37       641.13     192,464      82.25     55.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.501% to 8.000%                     364        67,869,255        18.32         7.86       627.09     186,454      82.97     47.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.001% to 8.500%                     204        33,112,674         8.94         8.37       608.65     162,317      83.87     46.58
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.501% to 9.000%                     238        32,597,195         8.80         8.85       615.10     136,963      86.61     50.91
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
9.001% to 9.500%                      92        10,730,435         2.90         9.32       617.90     116,635      86.20     48.59
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
9.501% to 10.000%                    120         9,562,858         2.58         9.82       650.47      79,690      93.39     68.15
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10.001% to 10.500%                    26         1,533,976         0.41        10.31       648.83      58,999      97.21     66.09
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10.501% to 11.000%                   118         6,859,784         1.85        10.88       661.90      58,134      96.66     44.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11.001% to 11.500%                   385        21,349,140         5.76        11.26       657.70      55,452      98.99     24.66
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11.501% to 12.000%                    48         2,158,176         0.58        11.88       656.45      44,962      99.16     39.89
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12.001% to 12.500%                    30         1,104,250         0.30        12.37       674.45      36,808      99.67     15.72
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12.501% to 13.000%                    45         1,722,268         0.47        12.95       661.23      38,273      99.50     15.65
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.250% per annum to 12.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.951% per annum.

RANGE OF REMAINING MONTHS
TO STATED MATURITY

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF REMAINING MONTHS       MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
TO STATED MATURITY                LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
169 to 180                           863      $ 48,401,624        13.07%       10.58%      665.67     $56,085      96.55%    40.44%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
229 to 240                             2           307,455         0.08         7.50       618.49     153,728      67.27    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
337 to 348                             1           222,098         0.06         6.99       607.00     222,098      75.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
349 to 360                         1,736       321,442,746        86.79         7.56       637.16     185,163      82.05     53.39
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 334 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

RANGE OF ORIGINAL MORTGAGE LOAN
PRINCIPAL BALANCES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF ORIGINAL MORTGAGE      MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
LOAN PRINCIPAL BALANCES           LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$50,000 or less                      446      $ 15,215,351         4.11%       10.90%      663.87     $34,115      98.42%    44.90%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$50,001 to $100,000                  576        42,170,665        11.39         9.62       647.86      73,213      91.06     49.61
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$100,001 to $150,000                 446        57,034,283        15.40         8.06       632.83     127,880      83.33     58.94
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$150,001 to $200,000                 417        73,108,783        19.74         7.55       633.35     175,321      81.15     52.65
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$200,001 to $250,000                 362        81,105,609        21.90         7.44       640.07     224,049      82.47     52.39
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$250,001 to $300,000                 257        70,144,340        18.94         7.42       646.94     272,935      82.27     48.91
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$300,001 to $350,000                  88        27,566,948         7.44         7.46       641.51     313,261      82.39     48.76
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$350,001 to $400,000                   7         2,667,460         0.72         8.34       624.74     381,066      82.81     43.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$400,001 to $450,000                   1           419,048         0.11         8.88       596.00     419,048      80.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$450,001 to $500,000                   2           941,438         0.25         7.00       682.71     470,719      82.48     49.58
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $14,981 to approximately $474,634 and the average outstanding principal balance of the Mortgage Loans was approximately $142,342

PRODUCT TYPES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PRODUCT TYPES                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
2/28                               1,228      $229,438,479        61.95%        7.62%      636.71    $186,839      82.62%    51.05%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
3/27                                 118        21,627,559         5.84         7.50       638.71     183,284      82.15     52.98
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5/25                                 182        34,515,173         9.32         7.03       642.95     189,644      80.74     63.08
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6-month LIBOR                          3           711,940         0.19         6.54       627.76     237,313      81.72     55.73
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL ARM:                         1,531      $286,293,151        77.30%        7.54%      637.59    $186,997      82.36%    52.66%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 15 Yr                             29         3,814,522         1.03         7.49       636.80     131,535      67.88     43.31
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 20 Yr                              2           307,455         0.08         7.50       618.49     153,728      67.27    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 30 Yr                            206        35,371,694         9.55         7.71       633.43     171,707      79.55     59.62
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM Balloon 15/30                    834        44,587,102        12.04        10.85       668.14      53,462      99.01     40.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL FIXED:                       1,071       $84,080,772        22.70%        9.36%      651.94     $78,507      89.29%    48.73%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
STATE DISTRIBUTIONS OF          MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
MORTGAGED PROPERTIES              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
AZ                                   117      $ 13,752,486         3.71%        8.10%      640.61    $117,543      85.43%    49.84%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CA                                 1,513       227,799,517        61.51         7.87       649.75     150,561      83.84     49.68
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CO                                    32         4,972,235         1.34         7.74       633.31     155,382      85.32     64.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CT                                    17         2,496,902         0.67         8.39       626.58     146,877      81.18     47.42
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
DE                                     2           398,437         0.11         8.09       582.72     199,218      83.35    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FL                                    77         8,457,094         2.28         8.34       633.66     109,832      83.55     40.41
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IA                                     2            35,973         0.01        12.80       633.29      17,986     100.00     52.76
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
ID                                     1           163,717         0.04         7.99       557.00     163,717      86.40    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IL                                    42         6,881,291         1.86         7.91       632.35     163,840      81.72     40.27
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IN                                    12         1,291,996         0.35         8.57       632.15     107,666      90.58     56.83
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
KS                                     5           561,106         0.15         8.32       606.01     112,221      85.73    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
KY                                     2            77,446         0.02         7.71       651.30      38,723     100.00     80.54
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
LA                                    39         4,669,325         1.26         7.73       615.41     119,726      88.03     63.58
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MA                                    27         4,615,895         1.25         8.04       604.45     170,959      77.02     59.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MD                                    49         6,503,466         1.76         8.33       620.70     132,724      87.20     57.10
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
ME                                     1            49,534         0.01         7.25       589.00      49,534      65.80    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MI                                    38         4,334,229         1.17         8.30       629.56     114,059      85.79     63.52
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MN                                    17         2,122,349         0.57         7.55       634.04     124,844      85.69     67.77
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MO                                     9         1,123,015         0.30         7.87       646.99     124,779      90.98     62.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MS                                    11           975,564         0.26         8.09       615.33      88,688      85.18     86.68
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MT                                    10         1,431,671         0.39         7.88       628.89     143,167      89.37     71.76
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NC                                    20         2,286,621         0.62         8.61       625.80     114,331      82.00     79.24
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NE                                     1           125,000         0.03         9.25       645.00     125,000      97.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NH                                     5           762,095         0.21         8.20       629.96     152,419      86.23     62.90
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NJ                                    43         5,713,450         1.54         7.75       611.19     132,871      83.08     68.04
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NM                                     1           128,526         0.03         7.99       529.00     128,526      90.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NV                                    30         3,843,837         1.04         8.21       633.52     128,128      87.24     63.06
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NY                                   129        23,107,146         6.24         8.10       619.30     179,125      80.72     51.06
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OH                                    10         1,245,598         0.34         8.09       617.27     124,560      92.84     86.79
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OK                                     8           672,420         0.18         8.23       606.44      84,052      84.31     48.83
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OR                                    15         2,190,601         0.59         7.27       633.57     146,040      80.99     74.85
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
PA                                    60         8,460,962         2.28         8.26       599.37     141,016      86.60     56.90
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
RI                                     4           583,234         0.16         8.70       678.37     145,809      89.71     22.99
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
SC                                     8           886,149         0.24         7.41       628.87     110,769      88.88    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TN                                    29         2,920,022         0.79         7.89       648.68     100,690      86.26     52.60
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TX                                   103         9,970,012         2.69         8.36       633.98      96,796      82.53     43.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
UT                                    38         3,632,229         0.98         8.22       648.78      95,585      87.22     54.56
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
VA                                    53         8,174,396         2.21         7.86       638.54     154,234      83.73     41.71
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
VT                                     2           255,531         0.07         8.49       567.06     127,765      70.33     46.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WA                                    13         1,797,417         0.49         7.76       625.52     138,263      87.01     83.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WI                                     5           542,849         0.15         8.02       632.01     108,570      77.39     50.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WY                                     2           362,580         0.10         6.64       647.15     181,290      85.71    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

(1) No more than approximately 1.03% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

RANGE OF ORIGINAL
LOAN-TO-VALUE RATIOS

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF ORIGINAL               MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
LOAN-TO-VALUE RATIOS              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
50.00% or less                        30      $  4,198,808         1.13%        7.41%      617.71     139,960      41.41%    33.71%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
50.01% to 55.00%                      12         1,655,768         0.45         7.22       615.72     137,981      53.63     32.18
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
55.01% to 60.00%                      21         3,290,051         0.89         7.01       617.83     156,669      58.23     44.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
60.01% to 65.00%                      34         6,155,431         1.66         7.39       624.71     181,042      63.10     47.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
65.01% to 70.00%                      85        14,192,696         3.83         7.54       600.24     166,973      69.13     53.56
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
70.01% to 75.00%                      86        14,924,075         4.03         7.56       600.21     173,536      74.11     53.33
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
75.01% to 80.00%                     851       164,291,352        44.36         7.36       652.43     193,057      79.82     42.91
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
80.01% to 85.00%                     159        27,310,661         7.37         7.89       600.24     171,765      84.25     69.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
85.01% to 90.00%                     286        49,549,679        13.38         7.82       623.23     173,251      89.60     65.42
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
90.01% to 95.00%                     224        33,049,319         8.92         8.19       642.64     147,542      94.71     67.62
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
95.01% to 100.00%                    814        51,756,083        13.97        10.23       670.17      63,582      99.92     49.27
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85     142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 17.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 83.93%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 12.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.01%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.59%.

RANGE OF CREDIT SCORES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
RANGE OF CREDIT SCORES            LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
451 to 500                             4      $    697,516         0.19%        8.99%      500.00    $174,379      81.07%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
501 to 550                           141        22,841,061         6.17         8.36       530.42     161,993      77.04     74.09
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
551 to 600                           354        59,708,623        16.12         7.96       578.50     168,668      82.30     75.54
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
601 to 650                           901       125,711,102        33.94         7.99       627.26     139,524      84.29     55.46
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
651 to 700                           827       109,318,240        29.52         7.96       671.49     132,187      85.33     35.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
701 to 750                           293        40,823,262        11.02         7.62       721.54     139,329      84.57     38.52
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
751 to 800                            81        11,132,110         3.01         7.68       765.34     137,433      86.95     43.26
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
801 to 850                             1           142,011         0.04         6.49       801.00     142,011      80.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 801 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 641.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
CREDIT GRADE                      LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
AA                                 1,301      $177,331,459        47.88%        7.87%      683.46    $136,304      85.46%    37.13%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
A                                    732        98,018,478        26.46         8.04       626.41     133,905      84.50     56.52
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
A-                                   210        33,871,291         9.15         7.96       606.79     161,292      84.02     71.08
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
B                                    171        28,643,574         7.73         8.19       547.78     167,506      76.91     72.93
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
B+                                   169        29,075,537         7.85         7.86       570.45     172,045      80.95     76.71
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
C                                     19         3,433,585         0.93         8.44       561.07     180,715      71.64     93.90
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

DOCUMENTATION

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
DOCUMENTATION                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Full                               1,234      $177,389,446        47.89%        7.75%      626.07    $143,752      84.69%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Stated                               955       131,430,578        35.49         8.19       663.92     137,624      82.19      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Limited                              130        19,795,969         5.34         8.01       628.03     152,277      85.95      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Lite                                 113        16,657,978         4.50         8.03       629.06     147,416      84.30      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Alternative                           87        14,343,520         3.87         7.79       624.08     164,868      86.89    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Streamline                            83        10,756,433         2.90         8.33       666.87     129,596      84.47      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

RANGE OF MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
DOCUMENTATION                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
4.001% to 4.500%                      14      $  2,964,888         1.04%        6.35%      661.65    $211,778      68.74%    53.20%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
4.501% to 5.000%                     214        40,421,260        14.12         6.83       661.97     188,884      79.30     74.13
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5.001% to 5.500%                     271        52,712,996        18.41         7.24       667.70     194,513      79.84     30.69
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5.501% to 6.000%                     267        50,990,317        17.81         7.40       643.74     190,975      80.67     39.14
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.001% to 6.500%                     279        53,827,425        18.80         7.65       626.61     192,930      83.31     59.62
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.501% to 7.000%                     269        48,432,166        16.92         7.97       616.08     180,045      86.25     57.54
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.001% to 7.500%                     131        21,512,834         7.51         8.15       605.21     164,220      85.62     66.41
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.501% to 8.000%                      86        15,431,265         5.39         8.48       596.94     179,433      87.04     57.25
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,531      $286,293,151       100.00%        7.54%      637.59    $186,997      82.36%    52.66%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.047% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

RANGE OF MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF MAXIMUM                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
MORTGAGE RATES                    LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.000% or less                      197      $ 38,558,939        13.47%        6.28%      672.12    $195,731      78.60%    62.89%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.001% to 13.500%                   298        59,503,277        20.78         6.88       656.05     199,675      80.73     56.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.501% to 14.000%                   317        62,310,173        21.76         7.37       642.64     196,562      82.83     53.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
14.001% to 14.500%                   329        61,537,319        21.49         7.86       627.90     187,044      83.43     46.30
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
14.501% to 15.000%                   167        28,140,189         9.83         8.37       606.45     168,504      84.17     47.48
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
15.001% to 15.500%                   155        25,990,706         9.08         8.85       604.32     167,682      85.30     48.34
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
15.501% to 16.000%                    48         7,414,829         2.59         9.29       601.31     154,476      85.71     47.94
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
16.001% to 16.500%                    14         2,124,754         0.74         9.86       597.97     151,768      81.39     51.79
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
16.501% to 17.000%                     2           265,581         0.09        10.31       582.33     132,791      93.96    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
17.001% to 17.500%                     2           331,923         0.12        10.84       558.72     165,962      65.85    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
17.501% to 18.000%                     2           115,462         0.04        11.16       533.78      57,731      69.30      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,531      $286,293,151       100.00%        7.54%      637.59    $186,997      82.36%    52.66%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 8.170% per annum to 17.724% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.025% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
NEXT ADJUSTMENT DATE              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
06/01/2003                             2      $    437,290         0.15%        6.89%      615.68    $218,645      82.79%    27.92%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
07/01/2003                             1           274,650         0.10         5.99       647.00     274,650      80.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
08/01/2004                             1           106,695         0.04         7.99       612.00     106,695      65.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
09/01/2004                             4           697,444         0.24         8.21       642.21     174,361      83.08     54.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10/01/2004                             5           876,195         0.31         7.53       644.97     175,239      83.73     77.43
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2004                           125        23,869,216         8.34         7.50       639.00     190,954      81.77     54.41
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2004                           597       110,057,559        38.44         7.66       635.29     184,351      82.93     52.16
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2005                           496        93,831,370        32.77         7.59       637.71     189,176      82.47     48.68
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2005                            14         2,693,886         0.94         7.90       641.25     192,420      82.39     37.81
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2005                            62        11,260,242         3.93         7.46       641.49     181,617      81.12     48.44
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2006                            42         7,673,430         2.68         7.42       633.73     182,701      83.57     64.97
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2007                            18         3,052,236         1.07         6.85       645.66     169,569      79.77     51.57
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2007                            98        18,610,369         6.50         6.97       650.57     189,902      82.04     61.03
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2008                            65        12,729,735         4.45         7.14       632.35     195,842      79.19     69.45
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
02/01/2008                             1           122,833         0.04         8.99       519.00     122,833      69.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,531      $286,293,151       100.00%        7.54%      637.59    $186,997      82.36%    52.66%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP A COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
LOAN PURPOSE                      LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Purchase                           1,482      $189,252,120        51.10%        8.15%      663.87    $127,700      86.19%    42.81%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Cash Out Refinance                   924       152,141,078        41.08         7.73       617.17     164,655      81.25     59.93
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Rate-Term Refinance                  196        28,980,726         7.82         7.82       614.84     147,861      83.25     67.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

PROPERTY TYPE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PROPERTY TYPE                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
PUD                                  283      $ 38,829,898        10.48%        8.06%      640.21    $137,208      85.27%    54.38%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Single Family Residence            1,891       271,750,397        73.37         7.95       638.22     143,707      83.88     52.36
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
2-4 family                           118        22,961,261         6.20         8.03       654.16     194,587      81.85     48.73
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Condominium                          308        36,699,945         9.91         7.80       652.72     119,156      84.17     46.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Manufactured Housing                   2           132,423         0.04         7.23       626.62      66,211      80.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

OCCUPANCY

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
OCCUPANCY                         LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Primary                            2,480      $350,395,024        94.61%        7.97%      639.45    $141,288      84.15%    52.10%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Investment                            91        15,457,350         4.17         7.70       662.59     169,861      79.38     51.86
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Second/Vacation                       31         4,521,550         1.22         7.68       674.70     145,856      82.60     26.05
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PREPAYMENT PENALTY TERM           LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
None                                 439       $53,070,370        14.33%        8.50%      641.00    $120,889      84.48%    46.63%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12 Months                            129        22,159,424         5.98         7.97       637.73     171,778      80.37     48.08
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
24 Months                          1,355       212,589,901        57.40         7.80       638.92     156,893      84.12     51.84
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
36 Months                            678        82,501,337        22.28         7.97       646.48     121,683      84.05     55.85
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
60 Months                              1            52,891         0.01         9.99       764.00      52,891      95.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,602      $370,373,924       100.00%        7.95%      640.85    $142,342      83.93%    51.77%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Aggregate Outstanding Principal Balance                             $386,523,393
Aggregate Original Principal Balance                                $387,407,808
Number of Mortgage Loans                                                   2,035
--------------------------------------------------------------------------------

-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM          AVERAGE (1)
                                 -------       -------          -----------
Original Principal Balance       $13,900       $787,500          $190,372
Outstanding Principal
Balance                          $13,892       $784,187          $189,938
-------------------------------  ------------  -----------  --------------------
                                 MINIMUM       MAXIMUM      WEIGHTED AVERAGE (2)
                                 -------       -------      --------------------
Original Term (mos)                120           360                 350
Stated Remaining Term (mos)        118           359                 347
Loan Age (mos)                      1             15                  3
Current Interest Rate             5.000%       13.990%             7.678%
Initial Interest Rate
Cap(4)                            1.000%        5.000%             1.826%
Periodic Rate Cap(4)              1.000%        6.500%             1.004%
Gross Margin(4)                   2.500%        9.500%             6.168%
Maximum Mortgage Rate(4)         11.500%       18.990%             14.034%
Minimum Mortgage Rate(4)          5.000%       11.365%             7.536%
Months to Roll(4)                   4             58                 27
Original Loan-to-Value(5)         19.00%       100.00%             82.20%
Credit Score (3)                   500           812                 640
-------------------------------  ------------  -----------  --------------------

------------------------------  -----------------------------  -----------------
                                EARLIEST                       LATEST
                                --------                       ------
Maturity Dates                  01/2013                        02/2033
------------------------------  -----------------------------  -----------------

---------------------------------  -------------------------------
      LIEN POSITION                PERCENT OF MORTGAGE POOL
      -------------                ------------------------
1st                                                        96.05%
2nd                                                         3.95%
---------------------------------  -------------------------------

---------------------------------  -------------------------------
        OCCUPANCY                  PERCENT OF MORTGAGE POOL
        ---------                  ------------------------
Primary                                                    94.64%
Second home                                                 1.17%
Investment                                                  4.19%
---------------------------------  -------------------------------

---------------------------------  -------------------------------
        LOAN TYPE                  PERCENT OF MORTGAGE POOL
        ---------                  ------------------------
ARM                                                        80.69%
FRM                                                        19.31%
---------------------------------  -------------------------------

-----------------------------------  ---------------------------
    YEAR OF ORIGINATION              PERCENT OF MORTGAGE POOL
    -------------------              ------------------------
2002                                                    100.00%
-----------------------------------  ---------------------------

-----------------------------------  ---------------------------
        LOAN PURPOSE                 PERCENT OF MORTGAGE POOL
        ------------                 ------------------------
Purchase                                                 45.11%
Cash Out Refi                                            47.08%
Rate/Term Refi                                            7.81%
-----------------------------------  ---------------------------

-----------------------------------  ---------------------------
       PROPERTY TYPE                 PERCENT OF MORTGAGE POOL
       -------------                 ------------------------
PUD                                                      14.69%
Single Family Residence                                  74.53%
2-4 family                                                3.31%
Condominium                                               7.40%
Manufactured Housing                                      0.06%
-----------------------------------  ---------------------------

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   For adjustable rate mortgage loans only.

(5) With respect to the Mortgage Loans which are in a second lien position, the Combined Loan-to-Value Ratio was used for such Mortgage Loans

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
RANGE OF MORTGAGE RATES           LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.500% or less                       232      $ 70,375,131          18.21%      6.23%      681.37    $303,341      78.62%    68.39%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.501% to 7.000%                     280        74,886,508          19.37       6.88       651.62     267,452      80.29     59.69
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.001% to 7.500%                     251        61,341,271          15.87       7.37       645.53     244,388      81.10     49.53
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.501% to 8.000%                     348        67,489,220          17.46       7.86       631.04     193,935      83.57     50.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.001% to 8.500%                     212        38,261,682           9.90       8.36       610.26     180,480      83.36     53.49
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.501% to 9.000%                     244        37,476,454           9.70       8.84       602.83     153,592      84.39     59.11
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
9.001% to 9.500%                     107        12,825,007           3.32       9.34       598.01     119,860      84.96     57.02
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
9.501% to 10.000%                     89         8,683,896           2.25       9.84       586.83      97,572      83.60     61.69
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10.001% to 10.500%                    35         2,722,133           0.70      10.36       594.09      77,775      86.65     68.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10.501% to 11.000%                    36         2,481,442           0.64      10.89       631.68      68,929      90.48     47.60
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11.001% to 11.500%                    95         5,687,758           1.47      11.26       660.63      59,871      97.99     33.01
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11.501% to 12.000%                    12           563,104           0.15      11.89       646.63      46,925      97.38     56.91
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12.001% to 12.500%                    17           683,542           0.18      12.38       664.65      40,208      99.52      3.56
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12.501% to 13.000%                    19           620,445           0.16      12.98       673.50      32,655      99.62     12.24
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.001% to 13.500%                    54         2,255,787           0.58      13.29       637.06      41,774      99.41     36.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.501% to 14.000%                     4           170,013           0.04      13.90       624.00      42,503     100.00     18.45
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.000% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.678% per annum.

REMAINING MONTHS TO STATED MATURITY

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF REMAINING              MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
MONTHS TO STATED MATURITY         LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
109 to 120                             1      $    116,632           0.03%      6.99%      562.00    $116,632      36.00%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
169 to 180                           327        20,829,970           5.39      10.08       661.83      63,700      92.03     46.19
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
229 to 240                             2           351,555           0.09       7.82       603.26     175,777      81.65    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
337 to 348                             2           195,307           0.05       8.51       624.33      97,654      82.07     41.44
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
349 to 360                         1,703       365,029,929          94.44       7.54       638.79     214,345      81.65     57.06
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 118 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
RANGE OF ORIGINAL               NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
MORTGAGE LOAN PRINCIPAL         MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
BALANCES                          LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$50,000 or less                      238      $  8,606,569           2.23%     10.61%      637.12     $36,162      91.03%    50.08%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$50,001 to $100,000                  502        37,521,494           9.71       8.78       617.62      74,744      83.57     65.49
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$100,001 to $150,000                 355        43,832,687          11.34       8.23       619.78     123,472      83.35     64.85
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$150,001 to $200,000                 202        34,801,161           9.00       7.84       625.00     172,283      82.33     62.17
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$200,001 to $250,000                 160        35,987,404           9.31       7.47       630.35     224,921      81.76     58.39
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$250,001 to $300,000                  81        22,182,173           5.74       7.63       630.16     273,854      83.56     59.24
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$300,001 to $350,000                 135        44,376,326          11.48       7.36       650.62     328,714      83.56     53.35
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$350,001 to $400,000                 159        59,493,760          15.39       7.39       650.08     374,175      81.62     48.14
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$400,001 to $450,000                  73        31,068,689           8.04       7.33       645.76     425,598      83.05     60.11
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$450,001 to $500,000                  70        33,256,957           8.60       7.12       667.30     475,099      80.82     59.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$500,001 to $550,000                  20        10,656,893           2.76       6.95       664.39     532,845      72.77     59.79
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$550,001 to $600,000                  21        12,072,509           3.12       7.04       654.19     574,881      78.11     38.42
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$600,001 to $650,000                  10         6,247,378           1.62       7.01       659.92     624,738      79.41     10.35
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$650,001 to $700,000                   5         3,373,988           0.87       6.64       666.38     674,798      75.87     39.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$700,001 to $750,000                   2         1,496,409           0.39       6.50       669.97     748,205      77.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
$750,001 to $800,000                   2         1,548,997           0.40       6.36       626.38     774,498      77.47      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,892 to approximately $784,187 and the average outstanding principal balance of the Mortgage Loans was approximately $189,938

PRODUCT TYPES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PRODUCT TYPES                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
2/28                               1,146      $248,217,189          64.22%      7.65%      636.38    $216,594      82.11%    53.32%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
3/27                                  91        22,236,005           5.75       7.17       644.22     244,352      81.88     68.21
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5/25                                 178        41,078,371          10.63       7.02       647.66     230,777      82.94     64.02
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6-month LIBOR                          2           363,556           0.09       8.55       592.42     181,778      79.71    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL ARM:                         1,417      $311,895,121          80.69%      7.54%      638.38    $220,109      82.20%    55.85%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 10 Yr                              1           116,632           0.03       6.99       562.00     116,632      36.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 15 Yr                             47         5,726,979           1.48       7.33       647.29     121,851      74.51     63.19
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 20 Yr                              2           351,555           0.09       7.82       603.26     175,777      81.65    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM 30 Yr                            289        53,394,095          13.81       7.57       641.10     184,755      78.45     64.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FRM Balloon 15/30                    279        15,039,011           3.89      11.14       667.63      53,903      98.81     39.90
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL FIXED:                         618        74,628,272          19.31%      8.27%      646.62    $120,758      82.20%    59.31%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF
MORTGAGED PROPERTIES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
STATE DISTRIBUTIONS OF          MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
MORTGAGED PROPERTIES              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
AR                                     6      $    336,433           0.09%      8.54%      603.69     $56,072      89.59%    68.71%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
AZ                                    87        11,107,185           2.87       8.01       618.77     127,669      81.83     63.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CA                                   948       235,410,753          60.90       7.39       649.93     248,324      81.64     52.39
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CO                                    35         5,362,762           1.39       8.15       625.16     153,222      83.18     55.15
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
CT                                     9         2,338,549           0.61       7.53       648.56     259,839      81.70     71.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
DE                                     3           349,552           0.09       8.23       580.49     116,517      86.23    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
FL                                    83        12,321,843           3.19       8.36       634.83     148,456      84.97     57.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
GA                                     7         2,484,044           0.64       7.57       660.60     354,863      88.42     58.72
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IA                                     6           569,550           0.15       7.93       621.57      94,925      85.92     88.07
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
ID                                     3           251,308           0.07       7.52       619.58      83,769      72.92     27.53
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IL                                    38         5,860,208           1.52       8.14       608.98     154,216      85.51     69.70
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
IN                                    10           800,696           0.21       9.25       601.02      80,070      86.82     88.87
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
KS                                    10           887,428           0.23       8.25       571.72      88,743      83.73    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
KY                                     2           164,168           0.04       8.99       568.23      82,084      86.64    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
LA                                    26         2,409,526           0.62       8.67       594.78      92,674      82.43     59.27
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MA                                    14         3,139,381           0.81       7.95       609.09     224,242      76.35     85.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MD                                    49        10,021,679           2.59       7.92       615.71     204,524      85.82     59.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
ME                                     2           159,469           0.04       8.74       583.85      79,734      79.53    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MI                                    79         7,934,724           2.05       8.79       613.88     100,440      85.22     70.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MN                                    29         3,440,191           0.89       8.00       599.94     118,627      82.84     75.74
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MO                                    19         2,128,558           0.55       7.92       609.09     112,029      86.43     64.84
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MS                                    21         1,570,519           0.41       8.96       595.29      74,787      85.35     49.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
MT                                     6           961,539           0.25       8.00       613.26     160,256      86.54     41.61
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NC                                    17         1,932,007           0.50       8.44       628.41     113,647      85.47     52.70
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NE                                     1            74,899           0.02      10.25       626.00      74,899     100.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NH                                     3           130,491           0.03      11.16       613.66      43,497      90.81     45.93
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NJ                                    37         6,114,331           1.58       7.95       633.86     165,252      83.46     64.74
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NM                                     3           395,351           0.10       8.59       608.45     131,784      74.42     20.46
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NV                                    21         3,152,910           0.82       8.19       659.74     150,139      82.43     61.95
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
NY                                    72        18,636,096           4.82       7.53       642.45     258,835      77.28     56.65
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OH                                    25         3,435,930           0.89       7.54       622.14     137,437      81.43     53.57
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OK                                    11           760,973           0.20       8.86       573.19      69,179      83.46     93.51
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
OR                                     9         1,422,278           0.37       8.61       653.08     158,031      87.56     45.98
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
PA                                    98         9,335,886           2.42       8.65       602.83      95,264      84.65     71.14
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
RI                                     1           148,117           0.04       8.25       556.00     148,117      90.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
SC                                    19         2,736,134           0.71       7.93       641.97     144,007      82.67     76.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
SD                                     1            85,765           0.02       6.50       631.00      85,765      65.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TN                                    46         4,394,963           1.14       8.32       594.94      95,543      83.23     68.33
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TX                                    68        10,751,631           2.78       8.00       644.16     158,112      82.21     57.63
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
UT                                    19         1,967,215           0.51       7.88       680.84     103,538      85.41     54.47
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
VA                                    54         7,042,279           1.82       8.63       623.71     130,413      83.53     47.43
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
VT                                     1            67,367           0.02       8.13       502.00      67,367      75.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WA                                    15         1,897,393           0.49       8.00       635.86     126,493      85.56     93.18
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WI                                    19         1,735,627           0.45       8.36       590.10      91,349      88.35     75.53
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WV                                     2           180,228           0.05       9.99       548.34      90,114      87.02    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
WY                                     1           115,456           0.03       8.38       503.00     115,456      85.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

(1) No more than approximately 0.84% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

RANGE OF ORIGINAL
LOAN-TO-VALUE RATIOS

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF ORIGINAL               MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
LOAN-TO-VALUE RATIOS              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
50.00% or less                        40      $  5,429,654           1.40%      7.48%      611.14    $135,741      41.16%    57.54%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
50.01% to 55.00%                      11         1,727,236           0.45       8.40       599.32     157,021      53.34     20.60
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
55.01% to 60.00%                      20         3,619,848           0.94       7.17       632.08     180,992      58.69     74.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
60.01% to 65.00%                      45         8,140,963           2.11       7.29       624.25     180,910      63.55     33.92
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
65.01% to 70.00%                      74        18,220,204           4.71       7.26       627.73     246,219      69.19     47.71
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
70.01% to 75.00%                     133        29,010,566           7.51       7.35       627.28     218,125      73.76     49.82
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
75.01% to 80.00%                     706       163,472,479          42.29       7.36       655.43     231,547      79.76     47.84
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
80.01% to 85.00%                     206        36,830,490           9.53       7.87       597.77     178,789      84.44     74.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
85.01% to 90.00%                     299        59,972,417          15.52       7.77       628.23     200,577      89.52     67.50
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
90.01% to 95.00%                     202        38,311,110           9.91       8.03       636.42     189,659      94.76     74.29
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
95.01% to 100.00%                    299        21,788,424           5.64       9.91       678.56      72,871      99.97     54.85
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.00% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 82.20%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 3.95% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.98%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.00%.

CREDIT SCORES

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
RANGE OF CREDIT SCORES            LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
451 to 500                             2      $    414,333           0.11%      8.54%      500.00    $207,167      81.91%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
501 to 550                           231        31,446,638           8.14       8.67       528.52     136,133      78.67     85.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
551 to 600                           362        61,309,493          15.86       8.13       576.52     169,363      82.12     72.94
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
601 to 650                           652       126,767,975          32.80       7.70       626.76     194,429      82.83     57.93
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
651 to 700                           513       104,910,368          27.14       7.38       671.87     204,504      81.91     41.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
701 to 750                           214        46,000,117          11.90       7.29       721.82     214,954      84.07     46.30
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
751 to 800                            59        15,071,297           3.90       6.87       766.96     255,446      81.28     53.30
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
801 to 850                             2           603,173           0.16       5.98       809.09     301,586      70.84     36.35
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 812 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 640.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
CREDIT GRADE                      LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
AA                                   839       180,836,047          46.79%      7.32%      686.67    $215,538      82.35%    43.31%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
A                                    534      $ 99,304,448          25.69       7.79       626.41     185,963      83.65     60.27
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
A-                                   202        35,283,990           9.13       7.86       611.60     174,673      83.33     65.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
B                                    247        34,806,884           9.01       8.52       542.79     140,919      79.01     86.18
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
B+                                   188        33,040,895           8.55       8.07       566.62     175,749      79.87     73.31
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
C                                     25         3,251,130           0.84       8.85       550.06     130,045      74.82     93.61
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

DOCUMENTATION

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
DOCUMENTATION                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Full                               1,129      $200,755,011          51.94%      7.57%      625.25    $177,817      83.06%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Stated                               593       113,780,830          29.44       7.86       662.75     191,873      79.80      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Limited                               99        27,164,835           7.03       7.37       644.57     274,392      84.08      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Alternative                           69        17,693,938           4.58       7.47       643.77     256,434      85.39    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Lite                                  80        15,998,644           4.14       7.98       629.78     199,983      83.12      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Streamline                            65        11,130,136           2.88       8.31       669.95     171,233      80.14      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

MARGINS (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
RANGE OF MARGINS                  LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
2.001% to 2.500%                       1      $    219,636           0.07%      8.99%      503.00    $219,636      80.00%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
3.001% to 3.500%                       1           470,263           0.15       6.50       647.00     470,263      80.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
4.001% to 4.500%                      18         4,535,099           1.45       6.64       678.83     251,950      73.68     42.80
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
4.501% to 5.000%                     166        46,877,109          15.03       6.72       669.91     282,392      79.21     70.42
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5.001% to 5.500%                     204        57,655,522          18.49       7.02       668.97     282,625      79.10     39.73
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
5.501% to 6.000%                     211        53,479,072          17.15       7.24       639.53     253,455      80.48     47.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.001% to 6.500%                     181        37,012,484          11.87       7.61       624.77     204,489      83.84     52.74
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
6.501% to 7.000%                     207        40,342,037          12.93       7.86       632.92     194,889      85.05     59.03
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.001% to 7.500%                     125        25,144,455           8.06       8.23       613.11     201,156      84.72     54.83
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
7.501% to 8.000%                     266        41,010,508          13.15       8.71       594.30     154,175      86.73     72.76
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.001% to 8.500%                      25         3,916,849           1.26       8.79       581.04     156,674      86.90     61.75
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
8.501% to 9.000%                       9           926,008           0.30       9.29       590.85     102,890      87.87     88.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
9.001% to 9.500%                       3           306,081           0.10       9.83       553.92     102,027      88.06    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,417      $311,895,121         100.00%      7.54%      638.38    $220,109      82.20%    55.85%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.168% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
RANGE OF MAXIMUM                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
MORTGAGE RATES                    LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.000% or less                      200      $ 61,567,241          19.74%      6.22%      680.45    $307,836      79.67%    66.65%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.001% to 13.500%                   217        60,799,212          19.49       6.88       651.85     280,181      81.34     56.96
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
13.501% to 14.000%                   195        48,795,945          15.64       7.37       646.25     250,236      82.19     47.57
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
14.001% to 14.500%                   274        55,259,478          17.72       7.85       631.69     201,677      83.57     47.75
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
14.501% to 15.000%                   173        33,755,653          10.82       8.35       608.91     195,119      83.85     54.23
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
15.001% to 15.500%                   183        31,599,035          10.13       8.83       596.06     172,672      83.79     58.53
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
15.501% to 16.000%                    85        10,939,763           3.51       9.34       590.90     128,703      83.68     54.04
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
16.001% to 16.500%                    60         6,457,932           2.07       9.83       576.43     107,632      83.57     67.24
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
16.501% to 17.000%                    21         1,757,183           0.56      10.37       556.13      83,675      83.97     84.38
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
17.001% to 17.500%                     6           689,585           0.22      10.96       633.95     114,931      82.09     27.48
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
17.501% to 18.000%                     2           154,268           0.05      11.25       557.88      77,134      77.42     49.48
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
18.501% to 19.000%                     1           119,826           0.04      10.99       536.00     119,826      75.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,417      $311,895,121         100.00%      7.54%      638.38    $220,109      82.20%    55.85%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.500% per annum to 18.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 14.034% per annum.

NEXT ADJUSTMENT DATE (ADJUSTABLE RATE MORTGAGES ONLY)

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
NEXT ADJUSTMENT DATE              LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
07/01/2003                             2      $    363,556           0.12%      8.55%      592.42    $181,778      79.71%   100.00%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2003                             1           114,381           0.04       8.00       684.00     114,381      80.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2004                             1            99,720           0.03       8.59       673.00      99,720      90.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
07/01/2004                             1           453,735           0.15       8.50       629.00     453,735      95.00    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
09/01/2004                             1           325,453           0.10       8.13       747.00     325,453      80.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
10/01/2004                             5         1,478,333           0.47       7.40       632.57     295,667      77.34     26.88
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2004                           126        24,599,528           7.89       7.78       629.12     195,234      82.83     44.04
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2004                           563       123,974,683          39.75       7.65       638.41     220,204      82.16     50.48
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2005                           446        96,375,666          30.90       7.63       634.78     216,089      81.80     60.18
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
02/01/2005                             1           427,167           0.14       7.25       675.00     427,167      95.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
08/01/2005                             1            63,980           0.02       9.25       601.00      63,980      65.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
09/01/2005                             1            77,726           0.02       8.75       735.00      77,726      80.00      0.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2005                             5         1,822,451           0.58       7.28       639.50     364,490      80.66     55.17
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2005                            54        13,305,112           4.27       7.17       649.41     246,391      83.39     72.05
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2006                            31         7,335,260           2.35       7.08       638.96     236,621      79.77     62.37
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
11/01/2007                            21         7,245,286           2.32       6.89       647.25     345,014      85.46     64.32
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12/01/2007                            98        20,108,443           6.45       6.94       653.39     205,188      82.47     70.98
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
01/01/2008                            59        13,724,642           4.40       7.20       639.50     232,621      82.30     53.68
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             1,417      $311,895,121         100.00%      7.54%      638.38    $220,109      82.20%    55.85%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
                        GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
LOAN PURPOSE                      LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Cash Out Refinance                   955      $181,968,645          47.08%      7.60%      622.62    $190,543      80.41%    62.32%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Purchase                             925       174,356,419          45.11       7.78       662.07     188,493      84.03     47.49
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Rate-Term Refinance                  155        30,198,329           7.81       7.56       616.88     194,828      82.34     73.65
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

PROPERTY TYPE

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PROPERTY TYPE                     LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
PUD                                  231      $ 56,780,174          14.69%      7.71%      640.35    $245,802      82.21%    57.12%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Single Family Residence            1,553       288,092,994          74.53       7.67       637.43     185,507      82.33     58.07
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
2-4 family                            71        12,792,564           3.31       7.89       655.32     180,177      79.29     53.84
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Condominium                          177        28,609,163           7.40       7.59       658.23     161,634      82.16     40.51
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Manufactured Housing                   3           248,497           0.06       7.65       607.09      82,832      75.90    100.00
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

OCCUPANCY

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
OCCUPANCY                         LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Primary                            1,902      $365,796,794          94.64%      7.68%      637.87    $192,322      82.30%    56.42%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Investment                           111        16,184,972           4.19       7.74       675.85     145,811      79.78     62.57
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
Second/Vacation                       22         4,541,626           1.17       7.37       681.16     206,438      82.81     42.74
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The information set forth above with respect to occupnacy is based upon representations of the related mortgagors at the time of origination.

PREPAYMENT PENALTY TERM

----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
                                                AGGREGATE
                                NUMBER OF       PRINCIPAL      PERCENT OF     WEIGHTED    WEIGHTED
                                MORTGAGE         BALANCE        MORTGAGE       AVERAGE    AVERAGE    AVERAGE    ORIGINAL     FULL
PREPAYMENT PENALTY TERM           LOANS        OUTSTANDING        POOL         COUPON       FICO     BALANCE      LTV        DOC
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
None                                 291      $ 51,780,183          13.40%      8.20%      648.37    $177,939      80.88%    42.82%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
12 Months                             85        27,453,344           7.10       7.40       655.77     322,981      80.91     57.83
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
24 Months                          1,047       204,513,953          52.91       7.66       633.98     195,333      82.99     56.62
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
36 Months                            474        82,781,529          21.42       7.46       645.32     174,645      82.30     63.20
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
60 Months                            138        19,994,383           5.17       7.78       635.68     144,887      78.87     61.40
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------
TOTAL:                             2,035      $386,523,393         100.00%      7.68%      639.97    $189,938      82.20%    56.52%
----------------------------  ------------  ----------------  -------------  ----------  ---------  ----------  ---------  --------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 28 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                         GROUP A ASSUMED MORTGAGE POOLS

                   GROUP A FIXED RATE FIRST LIEN MORTGAGE LOAN

--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
                                               ORIGINAL     REMAINING     ORIGINAL     REMAINING   ORIGINAL MONTHS TO
   CURRENT      GROSS MORTGAGE  NET MORTGAGE     TERM         TERM       AMORT TERM   AMORT TERM   PREPAYMENT PENALTY
 BALANCE ($)       RATE (%)       RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)   (IN MONTHS)      EXPIRATION
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
    755,379.79       7.909         7.409          180          178          180           178               0
    883,185.35       7.685         7.185          180          178          180           178              12
    514,082.57       6.905         6.405          180          177          180           177              24
  1,624,121.07       7.297         6.797          180          177          180           177              36
    167,962.30       7.500         7.000          240          237          240           237              12
    139,492.76       7.500         7.000          240          238          240           238              24
  5,558,949.43       7.963         7.463          360          357          360           357               0
  6,789,951.65       8.008         7.508          360          357          360           357              12
  2,986,137.51       7.535         7.035          360          357          360           357              24
 19,910,853.62       7.537         7.037          360          357          360           357              36
     52,890.97       9.990         9.490          360          357          360           357              60
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
325,676,158.08
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------

                  GROUP A FIXED RATE SECOND LIEN MORTGAGE LOANS

--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
                                                ORIGINAL     REMAINING     ORIGINAL     REMAINING   ORIGINAL MONTHS TO
   CURRENT      GROSS MORTGAGE   NET MORTGAGE     TERM         TERM       AMORT TERM   AMORT TERM   PREPAYMENT PENALTY
 BALANCE ($)       RATE (%)        RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)   (IN MONTHS)      EXPIRATION
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
     37,752.77      11.250          10.750         180          177          180           177               0
     72,910.39      11.750          11.250         360          356          360           356              36
  9,704,725.86      11.072          10.572         180          177          360           357               0
  1,863,463.78      10.726          10.226         180          177          360           357              12
 17,601,735.62      10.717          10.217         180          177          360           357              24
 15,417,177.03      10.873          10.373         180          177          360           357              36
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
 44,697,765.45
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS

--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
                 GROSS      NET       ORIGINAL    REMAINING    ORIGINAL    REMAINING
    CURRENT     MORTGAGE  MORTGAGE      TERM         TERM     AMORT TERM   AMORT TERM     GROSS
  BALANCE ($)   RATE (%)  RATE (%)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  MARGIN (%)
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
 30,649,968.15   7.994     7.494        360          357          360          357       6.124
 11,133,018.72   7.676     7.176        360          357          360          357       6.113
185,753,059.08   7.553     7.053        360          357          360          357       6.030
  1,902,433.34   7.759     7.259        360          357          360          357       6.226
  4,231,685.11   7.906     7.406        360          358          360          358       6.552
    459,401.93   6.337     5.837        360          357          360          357       4.847
  2,669,160.75   7.314     6.814        360          357          360          357       6.021
 14,267,311.14   7.455     6.955        360          357          360          357       6.056
  1,735,148.18   6.955     6.455        360          357          360          357       5.736
    862,440.63   6.824     6.324        360          357          360          357       5.810
  2,926,233.07   7.206     6.706        360          357          360          357       6.064
 28,991,350.85   7.024     6.524        360          357          360          357       6.000
    396,760.92   6.375     5.875        360          358          360          358       5.414
    315,179.19   6.75      6.25         360          357          360          357       6.990
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
286,293,151.06
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------

----------  --------  --------  --------  -----------  --------------  -------  --------------
                                              RATE                                 ORIGINAL
  INITIAL                                    CHANGE        MONTHS                 MONTHS TO
  PERIODIC  PERIODIC   MAXIMUM   MINIMUM   FREQUENCY   UNTIL NEX RATE    ARM    PREPAY PENALTY
  CAP (%)   CAP (%)   RATE (%)  RATE (%)  (IN MONTHS)    ADJUSTMENT     INDEX     EXPIRATION
----------  --------  --------  --------  -----------  --------------  -------  --------------
   1.505     1.000     14.487     7.994         6            21        LIBOR6M         0
   1.500     1.000     14.165     7.676         6            22        LIBOR6M        12
   1.509     1.006     14.038     7.553         6            21        LIBOR6M        24
   1.500     1.000     14.259     7.759         6            21        LIBOR6M        36
   3.000     1.000     14.406     7.906         6            34        LIBOR6M         0
   3.000     1.000     12.837     6.337         6            33        LIBOR6M        12
   3.000     1.000     13.814     7.314         6            33        LIBOR6M        24
   3.000     1.000     13.945     7.455         6            33        LIBOR6M        36
   3.000     1.000     13.455     6.955         6            57        LIBOR6M         0
   3.000     1.000     13.324     6.824         6            57        LIBOR6M        12
   3.000     1.000     13.706     7.206         6            57        LIBOR6M        24
   3.000     1.000     13.519     7.024         6            57        LIBOR6M        36
   1.000     1.000     12.875     6.375         6             4        LIBOR6M         0
   1.000     1.000     13.250     6.750         6             3        LIBOR6M        36
----------  --------  --------  --------  -----------  --------------  -------  --------------

----------  --------  --------  --------  -----------  --------------  -------  --------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                         GROUP B ASSUMED MORTGAGE POOLS

                  GROUP B FIXED RATE FIRST LIEN MORTGAGE LOANS

--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
                                               ORIGINAL     REMAINING     ORIGINAL     REMAINING   ORIGINAL MONTHS TO
   CURRENT      GROSS MORTGAGE  NET MORTGAGE     TERM         TERM       AMORT TERM   AMORT TERM   PREPAYMENT PENALTY
 BALANCE ($)       RATE (%)       RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)   (IN MONTHS)      EXPIRATION
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
   116,631.79        6.990          6.490         120          118          120           118               0
   218,799.98        8.717          8.217         180          178          180           178               0
   814,398.22        6.076          5.576         180          177          180           177              12
   270,202.99        6.500          6.000         180          178          180           178              24
 1,955,220.81        7.546          7.046         180          177          180           177              36
 2,274,067.15        7.199          6.699         180          176          180           176              60
   266,904.10        6.500          6.000         240          238          240           238              12
 4,893,300.12        7.694          7.194         360          358          360           358               0
 8,089,613.85        7.350          6.850         360          357          360           357              12
 2,186,937.85        7.337          6.837         360          357          360           357              24
21,284,572.29        7.419          6.919         360          357          360           357              36
16,904,897.77        7.856          7.356         360          357          360           357              60
    95,849.77        7.250          6.750         180          178          360           358              36
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------
59,371,396.69
--------------  --------------  ------------  -----------  -----------  -----------   -----------  -------------------

                  GROUP B FIXED RATE SECOND LIEN MORTGAGE LOANS

--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
                                                ORIGINAL     REMAINING     ORIGINAL     REMAINING   ORIGINAL MONTHS TO
   CURRENT      GROSS MORTGAGE   NET MORTGAGE     TERM         TERM       AMORT TERM   AMORT TERM   PREPAYMENT PENALTY
 BALANCE ($)       RATE (%)        RATE (%)    (IN MONTHS)  (IN MONTHS)  (IN MONTHS)   (IN MONTHS)      EXPIRATION
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
    38,491.56       13.250          12.750         180          177          180           177              12
    30,969.05        9.750           9.250         180          177          180           177              24
   124,828.80       11.250          10.750         180          176          180           176              36
    84,650.61       11.990          11.490         240          236          240           236              36
    34,773.57       13.000          12.500         360          357          360           357              36
 5,584,551.76       11.635          11.135         180          177          360           357               0
   877,190.34       10.368           9.868         180          177          360           357              12
 4,085,802.13       10.787          10.287         180          177          360           357              24
 4,308,529.73       11.087          10.587         180          177          360           357              36
    87,087.51        9.787           9.287         180          176          360           356              60
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------
15,256,875.06
--------------  --------------  -------------  -----------  -----------  -----------  ------------  -------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS

--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
                 GROSS      NET       ORIGINAL    REMAINING    ORIGINAL     REMAINING
    CURRENT     MORTGAGE  MORTGAGE      TERM         TERM     AMORT TERM   AMORT TERM     GROSS
  BALANCE ($)   RATE (%)  RATE (%)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  (IN MONTHS)  MARGIN (%)
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
 34,918,725.67   7.928     7.428        360          357          360          357        6.193
 15,899,775.09   7.406     6.906        360          357          360          357        5.825
193,816,303.31   7.614     7.114        360          357          360          357        6.218
  3,149,709.18   8.303     7.803        360          357          360          357        6.135
    432,675.81   7.535     7.035        360          357          360          357        4.924
     63,980.07   9.250     8.750        180          173          180          173        7.000
  3,672,595.76   6.829     6.329        360          357          360          357        5.478
    676,085.89   6.187     5.687        360          357          360          357        6.025
  2,895,973.74   7.023     6.523        360          357          360          357        6.441
 14,927,369.36   7.314     6.814        360          357          360          357        6.211
  2,086,895.44   7.017     6.517        360          357          360          357        6.149
    790,885.27   7.060     6.560        360          357          360          357        5.875
  1,227,764.15   7.161     6.661        360          357          360          357        6.774
 36,677,171.53   7.007     6.507        360          357          360          357        6.054
    295,654.72   7.635     7.135        360          357          360          357        5.937
    288,682.44   8.990     8.490        360          358          360          358        7.375
     74,873.62   6.875     6.375        360          358          360          358        6.125
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------
311,895,121.05
--------------  --------  --------  -----------  -----------  -----------  -----------  ----------

--------  --------  --------  --------  -----------  --------------  -------  --------------
                                           RATE                                  ORIGINAL
 INITIAL                                  CHANGE        MONTHS                  MONTHS TO
PERIODIC  PERIODIC  MAXIMUM   MINIMUM    FREQUENCY   UNTIL NEX RATE    ARM    PREPAY PENALTY
 CAP (%)   CAP (%)  RATE (%)  RATE (%)  (IN MONTHS)    ADJUSTMENT     INDEX     EXPIRATION
--------  --------  --------  --------  -----------  --------------  -------  --------------
  1.514     1.000    14.433     7.928        6             21        LIBOR6M         0
  1.532     1.000    13.895     7.406        6             21        LIBOR6M        12
  1.525     1.006    14.113     7.614        6             21        LIBOR6M        24
  1.489     1.043    14.803     8.303        6             23        LIBOR6M        36
  1.500     1.000    14.035     7.535        6             21        LIBOR6M        60
  3.000     1.000    16.000     9.250        6             29        LIBOR6M        36
  3.000     1.000    13.324     6.829        6             33        LIBOR6M         0
  3.000     1.000    12.687     6.187        6             33        LIBOR6M        12
  3.000     1.000    13.523     7.023        6             33        LIBOR6M        24
  3.000     1.000    13.818     7.314        6             33        LIBOR6M        36
  3.000     1.000    13.388     7.017        6             57        LIBOR6M         0
  3.000     1.000    13.560     7.060        6             57        LIBOR6M        12
  3.000     1.000    13.661     7.161        6             57        LIBOR6M        24
  3.027     1.000    13.507     7.007        6             57        LIBOR6M        36
  3.000     1.000    13.657     7.635        6             57        LIBOR6M        60
  1.000     1.000    15.490     8.990        6              4        LIBOR6M         0
  1.000     1.000    13.375     6.875        6              4        LIBOR6M        36
--------  --------  --------  --------  -----------  --------------  -------  --------------

--------  --------  --------  --------  -----------  --------------  -------  --------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                          ONE MONTH LIBOR CAP TABLE (3)

---------  ----------  ----------  --------  --------------  ----------------  ----------------
BEGINNING    ENDING      1ML SET    PAYMENT     NOTIONAL      1ML STRIKE (1)    1ML STRIKE (2)
 ACCRUAL    ACCRUAL       DATE       DATE      BALANCE($)    LOWER COLLAR (%)  UPPER COLLAR (%)
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 03/28/03   04/25/03    03/26/03   04/23/03  756,897,316.33        7.635            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 04/25/03   05/25/03    04/23/03   05/23/03  739,096,096.50        7.109            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 05/25/03   06/25/03    05/23/03   06/23/03  721,474,628.74        6.875            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 06/25/03   07/25/03    06/23/03   07/23/03  704,022,074.89        7.127            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 07/25/03   08/25/03    07/23/03   08/23/03  686,729,421.22        6.894            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 08/25/03   09/25/03    08/23/03   09/23/03  669,589,451.56        6.902            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 09/25/03   10/25/03    09/23/03   10/23/03  652,596,599.08        7.154            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 10/25/03   11/25/03    10/23/03   11/23/03  635,752,121.11        6.918            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 11/25/03   12/25/03    11/23/03   12/23/03  619,333,344.82        7.171            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 12/25/03   01/25/04    12/23/03   01/23/04  603,343,355.32        6.935            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 01/25/04   02/25/04    01/23/04   02/23/04  587,770,875.41        6.945            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 02/25/04   03/25/04    02/23/04   03/23/04  572,604,931.07        7.460            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 03/25/04   04/25/04    03/23/04   04/23/04  557,834,732.90        6.962            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 04/25/04   05/25/04    04/23/04   05/23/04  543,449,849.30        7.217            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 05/25/04   06/25/04    05/23/04   06/23/04  529,440,125.85        6.981            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 06/25/04   07/25/04    06/23/04   07/23/04  515,795,677.84        7.237            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 07/25/04   08/25/04    07/23/04   08/23/04  502,506,906.96        7.001            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 08/25/04   09/25/04    08/23/04   09/23/04  489,564,472.21        7.011            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 09/25/04   10/25/04    09/23/04   10/23/04  476,959,202.48        7.269            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 10/25/04   11/25/04    10/23/04   11/23/04  464,682,222.04        7.032            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 11/25/04   12/25/04    11/23/04   12/23/04  452,724,890.73        7.290            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 12/25/04   01/25/05    12/23/04   01/23/05  441,078,797.70        7.945            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 01/25/05   02/25/05    01/23/05   02/23/05  429,788,978.66        7.978            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 02/25/05   03/25/05    02/23/05   03/23/05  418,792,760.61        8.894            8.894
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 03/25/05   04/25/05    03/23/05   04/23/05  408,081,465.06        8.005            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 04/25/05   05/25/05    04/23/05   05/23/05  397,647,322.83        8.297            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 05/25/05   06/25/05    05/23/05   06/23/05  387,483,082.07        8.028            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 06/25/05   07/25/05    06/23/05   07/23/05  377,581,682.40        8.929            8.929
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 07/25/05   08/25/05    07/23/05   08/23/05  367,961,097.75        8.654            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 08/25/05   09/25/05    08/23/05   09/23/05  358,589,138.58        8.671            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 09/25/05   10/25/05    09/23/05   10/23/05  349,458,869.63        8.986            8.986
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 10/25/05   11/25/05    10/23/05   11/23/05  340,563,816.21        8.696            8.850
---------  ----------  ----------  --------  --------------  ----------------  ----------------
 11/25/05   12/25/05    11/23/05   12/23/05  331,897,847.15        9.013            9.013
---------  ----------  ----------  --------  --------------  ----------------  ----------------

      (1)   Bought 1ML Cap at strike schedule

      (2) Sold 1ML Cap at the maximum of 8.85% or its respective lower collar 1ML strike

      (3)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                   HYPOTHETICAL AVAILABLE FUNDS CAP TABLE (4)

--------  ----------  ------------
 PAYMENT   AVAILABLE   AVAILABLE
  DATE     FUNDS CAP   FUNDS CAP
          (%) (1)(2)   (%) (1)(3)
--------  ----------  ------------
 4/25/03     8.035       8.035
 5/25/03     7.509       9.295
 6/25/03     7.275       9.304
 7/25/03     7.527       9.298
 8/25/03     7.293       9.305
 9/25/03     7.302       9.307
10/25/03     7.553       9.301
11/25/03     7.318       9.310
12/25/03     7.570       9.303
 1/25/04     7.334       9.312
 2/25/04     7.343       9.313
 3/25/04     7.858       9.298
 4/25/04     7.360       9.316
 5/25/04     7.615       9.309
 6/25/04     7.379       9.319
 7/25/04     7.634       9.311
 8/25/04     7.398       9.323
 9/25/04     7.408       9.324
10/25/04     7.665       9.315
11/25/04     7.428       9.327
12/25/04     7.687       9.319
 1/25/05     7.450       9.291
 2/25/05     7.461       9.290
 3/25/05     8.273       9.294
 4/25/05     7.484       9.291
 5/25/05     7.746       9.277
 6/25/05     7.509       9.292
 7/25/05     7.772       9.329
 8/25/05     7.534       9.261
 9/25/05     7.548       9.260
10/25/05     7.813       9.386
11/25/05     7.575       9.259
12/25/05     7.842       9.413
 1/25/06     7.611       9.857
 2/25/06     7.626       9.901
 3/25/06     8.460      10.982
 4/25/06     7.657       9.934
 5/25/06     7.803      10.120
 6/25/06     7.554       9.791
 7/25/06     7.809      10.756
 8/25/06     7.559      10.424
 9/25/06     7.562      10.425
10/25/06     7.817      10.768
11/25/06     7.567      10.417
12/25/06     7.822      10.760
 1/25/07     7.573      11.021
 2/25/07     7.575      11.034
 3/25/07     8.390      12.215
 4/25/07     7.581      11.027
 5/25/07     7.836      11.389
 6/25/07     7.586      11.017
 7/25/07     7.842      11.975
 8/25/07     7.591      11.600
 9/25/07     7.594      11.596
10/25/07     7.850      11.976
11/25/07     7.600      11.583
12/25/07     7.856      11.962
 1/25/08     7.630      11.854
 2/25/08     7.633      11.849
 3/25/08     8.162      12.658
 4/25/08     7.638      11.833
 5/25/08     7.896      12.219
 6/25/08     7.644      11.817
 7/25/08     7.902      12.291
 8/25/08     7.649      11.886
 9/25/08     7.652      11.878
10/25/08     7.910      12.266
11/25/08     7.658      11.862
12/25/08     7.916      12.248
 1/25/09     7.664      11.929
 2/25/09     7.667      11.921
 3/25/09     8.491      13.188
 4/25/09     7.672      11.903
 5/25/09     7.931      12.291
 6/25/09     7.678      11.886
 7/25/09     7.937      12.359
 8/25/09     7.684      11.951
 9/25/09     7.687      11.943
10/25/09     7.947      12.331
11/25/09     7.693      11.925
12/25/09     7.953      12.313
 1/25/10     7.699      11.946
 2/25/10     7.702      11.937
 3/25/10     8.531      13.206
 4/25/10     7.708      11.919
 5/25/10     7.968      12.307
 6/25/10     7.714      11.901
 7/25/10     7.975      12.288
 8/25/10     7.721      11.883
 9/25/10     7.724      11.873
10/25/10        --      12.260
11/25/10        --          --
12/25/10        --          --

(1) Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest due based on the net Mortgage Rates in effect on the related Due Date, divided by (y) the aggregate Certificate Principal Balance as of the first day of the applicable Accrual Period multiplied by 30 and divided by the actual number of days in the related Accrual Period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.3000% and 1.2675%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.3000% and 1.2675%, respectively, for the first period and both increase to 20.0000% for each period thereafter. Includes proceeds from 1ML Cap.

(4)   Assumes 3/28/03 settlement date

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

----------------  -------------  -------------  -------------  -------------  -------------
PREPAYMENT SPEED       0%             80%           100%            150%           200%
================  =============  =============  =============  =============  =============
A-1
 100.00000 PRICE       40             40             40              40             40
WAL (YEARS)           17.56          3.20           2.49            1.34           0.89
PRINCIPAL WINDOW  Apr03 - Aug31  Apr03 - Sep12  Apr03 - Sep10  Apr03 - Nov07  Apr03 - Jul05
----------------  -------------  -------------  -------------  -------------  -------------
A-2
 100.00000 PRICE       35             35             35              35             35
WAL (YEARS)           18.16          3.14           2.44            1.31           0.87
PRINCIPAL WINDOW  Apr03 - Aug31  Apr03 - Sep12  Apr03 - Sep10  Apr03 - Nov07  Apr03 - Jul05
----------------  -------------  -------------  -------------  -------------  -------------
M-1
 100.00000 PRICE       85             85             85              85             85
WAL (YEARS)           25.66          6.17           5.05            4.52           2.62
PRINCIPAL WINDOW  Jan24 - Aug31  Apr06 - Sep12  Jul06 - Sep10  Mar07 - Nov07  Jul05 - Mar06
----------------  -------------  -------------  -------------  -------------  -------------
M-2
 100.00000 PRICE       190            190            190            190            190
WAL (YEARS)           25.66          6.17           4.99            3.95           3.22
PRINCIPAL WINDOW  Jan24 - Aug31  Apr06 - Sep12  May06 - Sep10  Aug06 - Nov07  Mar06 - Jun06
----------------  -------------  -------------  -------------  -------------  -------------
B-1
 100.00000 PRICE       275            275            275            275            275
WAL (YEARS)           25.66          6.17           4.97            3.72           3.24
PRINCIPAL WINDOW  Jan24 - Aug31  Apr06 - Sep12  Apr06 - Sep10  Jun06 - Nov07  Jun06 - Jun06
----------------  -------------  -------------  -------------  -------------  -------------
B-2
 95.65743 PRICE        329            383            400            431            445
WAL (YEARS)           25.66          6.17           4.95            3.64           3.24
PRINCIPAL WINDOW  Jan24 - Aug31  Apr06 - Sep12  Apr06 - Sep10  May06 - Nov07  Jun06 - Jun06
----------------  -------------  -------------  -------------  -------------  -------------

(1)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                        COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]    MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2003-WMC2
--------------------------------------------------------------------------------

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

----------------  -------------  -------------  -------------  -------------  -------------
PREPAYMENT SPEED        0%            80%            100%           150%          200%
================  =============  =============  =============  =============  =============
A-1
 100.00000 PRICE        40            43              43             44            40
WAL (YEARS)           17.60          3.48            2.73           1.50          0.89
PRINCIPAL WINDOW  Apr03 - Oct32  Apr03 - Apr23  Apr03 - Jul19  Apr03 - Jun14  Apr03 - Jul05
----------------  -------------  -------------  -------------  -------------  -------------
A-2
 100.00000 PRICE        35            37              37             38            35
WAL (YEARS)           18.23          3.38            2.65           1.42          0.87
PRINCIPAL WINDOW  Apr03 - Dec32  Apr03 - Sep22  Apr03 - Apr19  Apr03 - Aug13  Apr03 - Jul05
----------------  -------------  -------------  -------------  -------------  -------------
M-1
 100.00000 PRICE        85            88              89             90            85
WAL (YEARS)           25.79          6.79            5.59           5.10          2.62
PRINCIPAL WINDOW  Jan24 - Oct32  Apr06 - Oct19  Jul06 - May17  Mar07 - Apr12  Jul05 - Mar06
----------------  -------------  -------------  -------------  -------------  -------------
M-2
 100.00000 PRICE       190            196            197            196            223
WAL (YEARS)           25.79          6.73            5.46           4.26          5.11
PRINCIPAL WINDOW  Jan24 - Sep32  Apr06 - Jan18  May06 - Oct15  Aug06 - Mar11  Mar06 - Jan11
----------------  -------------  -------------  -------------  -------------  -------------
B-1
 100.00000 PRICE       275            281            282            282            295
WAL (YEARS)           25.77          6.58            5.30           3.94          3.84
PRINCIPAL WINDOW  Jan24 - Jun32  Apr06 - Jul16  Apr06 - Oct13  Jun06 - Dec09  Oct06 - Nov07
----------------  -------------  -------------  -------------  -------------  -------------
B-2
 95.65743 PRICE        329            384            401            431            445
WAL (YEARS)           25.71          6.34            5.09           3.73          3.45
PRINCIPAL WINDOW  Jan24 - Feb32  Apr06 - Jul14  Apr06 - Mar12  May06 - Nov08  Jul06 - Feb07
----------------  -------------  -------------  -------------  -------------  -------------

(1)   Assumes 3/28/03 settlement date

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.